File Nos. 33-35156 and 811-6113

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              X
                                                                     -

                         Pre-Effective Amendment No. __
                        Post-Effective Amendment No. 18 X

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT  OF 1940     X
                                                                     -

                               Amendment No. 19 X
                        (Check appropriate box or boxes)

                        THE CALDWELL & ORKIN FUNDS, INC.
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (678) 533-7850

 Michael B. Orkin, 6200 The Corners Parkway, Suite 150, Norcross, Georgia 30092
                      (Name and Address of Agent for Service)

With copy to:    Reinaldo Pascual, Esq., Kilpatrick Stockton LLP, 1100 Peachtree
                 Street, Suite 2800, Atlanta, Georgia  30309

                          Release Date: August 29, 2001

It is proposed that this filing will become effective:

[X]  immediately upon filing pursuant to paragraph (b)      [_] on (date) pursuant to paragraph (b) of Rule 485
[_]  60 days after filing pursuant to paragraph (a)         [_] on (date) pursuant to paragraph (a) of Rule 485
[_]  75 days afterfiling pursuant to paragraph (a)(2)       [_] on (date) pursuant to paragraph (a)(2) of Rule 485

  TITLE OF SECURITIES BEING REGISTERED: Common Stock, par value $.10 per share

The Registrant hereby registers an indefinite number of securities under Rule 24f-2 of the Investment Company Act of 1940.

                                       THE

                                CALDWELL & ORKIN
                             MARKET OPPORTUNITY FUND

                              A NO-LOAD MUTUAL FUND


                                   PROSPECTUS
                                 August 29, 2001


                                   Managed By:

                            C & O FUNDS ADVISOR, INC.
                            6200 The Corners Parkway
                                    Suite 150
                             Norcross, Georgia 30092

                                             (800) 237-7073 (678) 533-7850


                                TABLE OF CONTENTS

Investment Objective and Principal Investment Strategies of the Fund..........2
Money Market Securities and Fixed Income Securities...........................3
Principal Risks of Investing in the Fund......................................4
Past Performance..............................................................5
Fees and Expenses.............................................................6
Additional Information on the Fund's Investment Objective and Strategy........7
Financial Highlights..........................................................9
Management of the Fund.......................................................10
Portfolio Manager............................................................10
Purchase of Shares...........................................................10
Redeeming Your Shares........................................................12
Additional Information about Purchases and Redemptions.......................13
Distributions................................................................13
Federal Taxes................................................................13
Net Asset Value..............................................................14
Additional Information.......................................................14
Privacy Policy Disclosure....................................................15
How to Obtain More Information...............................................16


--------------------------------------------------------------------------------
|                                                                              |
|         These securities have not been approved or disapproved by the        |
| ecurities and Exchange Commission or any state securities commission nor has | | the Securities and Exchange Commission or any state securities commission |
|           passed upon the accuracy or adequacy of this prospectus.           |
|           Any representation to the contrary is a criminal offense.          |
-------------------------------------------------------------------------------

      INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

         Investment Objective. The Caldwell & Orkin Market Opportunity Fund's investment objective is to provide long-term capital growth with a short-term focus on capital preservation.

         Principal Investment Strategies. We use a disciplined investment process focusing on active asset allocation and stock selection to achieve our investment objective. "Active asset allocation" refers to the way we determine the balance of different types of assets in the Fund at any given time. "Stock selection" refers to the way we choose the stocks we buy or short.

--------------------------------------------------------------------------------
A long position represents an ordinary purchase of a common stock.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A short position (making a short sale) is established by selling borrowed shares and attempting to buy them back at a lower price. Borrowed shares must be repaid (i.e., short positions must be "covered") whether or not the stock price declines.
--------------------------------------------------------------------------------

         We divide the Fund's portfolio among three categories of assets:

                  o        Long Common Stock Positions

                  o        Short Common Stock Positions

                  o        Money Market/Fixed Income Securities

Active asset allocation involves shifting the mix of the Fund's assets between these categories. It is used to manage our exposure to perceived market risk and to improve returns.


--------------------------------------------------------------------------------
Our net exposure to the market is the percentage of our portfolio in long positions minus the percentage in short positions. We are net long when the percentage of long positions is higher, and net short when the percentage of short positions is higher.
--------------------------------------------------------------------------------

         To help us assess how to allocate our assets, we examine a number of factors that we believe exercise the most influence on the price of stocks and bonds. Among the most important of these factors are Monetary / Economic Liquidity and Inflation, which help us to determine trends in the market. When these and other factors lead us to believe that the market is moving in an upward trend (prices for stocks are generally rising), we are "bullish" about the market and generally try to increase the percentage of long positions in our portfolio and/or be net long. Conversely, when our research leads us to believe the market is moving in the opposite direction, we are "bearish" about the market and generally try to reduce our net long exposure and/or be net short.


                                 Stock Selection

--------------------------------------------------------------------------------
Bottom-up company-specific analysis leads us to buy or short a company's stock based on that company's prospects and without regard to external variables that don't directly impact the company's fundamentals.


Top-down economic analysis leads us to buy or short certain companies due to economic variables surrounding those companies' fundamentals.
--------------------------------------------------------------------------------

         We typically invest between 50% and 100% of our net assets in U.S. common stocks. Our investment decisions are based on a combination of bottom-up company-specific analysis and top-down economic analysis. Our investments include both long positions and short positions and may be made in companies of any size. We take long positions in companies when we believe that their share prices will rise, and we take short positions in companies when we believe that their share prices will fall.

         The Fund's total stock position (long positions plus short positions) and the balance between long positions and short positions in the Fund's portfolio at any given time is based on our ability to identify attractive long and short investments and our asset allocation determinations. The Fund may hold up to 60% of its net assets in short positions at any time.

         Long Positions. This portion of our portfolio includes all of the common stocks we have purchased. We use long positions to grow our assets by choosing stocks we believe will increase in price. We are "bullish" and typically try to increase the percentage of our assets invested in long positions when we find attractive investments and/or when we believe that the outlook is positive and the stock market will rise.

         How do we pick our long positions? We select our long stock positions by identifying companies which we believe are experiencing positive changes that will lead to a rise in their stock prices. Factors considered may include:

                  o        Acceleration of earnings and/or profits

                  o        Positive changes in management personnel or structure

                  o        New product developments

                  o        Positive   changes   in   variables   that   indicate
                           strengthening in a company's industry

         Short Positions. This portion of our portfolio includes stocks we have borrowed and sold short. If the price of a stock sold short decreases before we close the position, we make money. If it increases, we lose money. We use short positions to:

                  o Manage or hedge our exposure to perceived market risk on the long side

                  o Preserve capital and potentially profit during a falling stock market

                  o Make money when we think a particular stock's price will decline

We are "bearish" and typically try to increase the percentage of our assets invested in short positions when we find attractive short candidates and/or when we believe that the outlook for the stock market is negative and that the market will experience declines.

         How do we pick short positions? We select our short positions by identifying companies which we believe are experiencing negative changes that will cause their stock prices to fall. We evaluate factors similar to those evaluated for our long positions. These factors may include:

                  o Deceleration of earnings, profits or acceleration of losses

                  o Negative changes in management personnel or structure or failure to address management problems

                  o        New product developments by a company's competitors

                  o Negative changes in variables that indicate weakening in a company's industry

         How often do we trade our stock positions? Our disciplined investment philosophy and active management style typically leads to higher-than-average portfolio turnover. Generally, we take profits (or limit losses) by either paring back a position or exiting a position in full when we see a significant catalyst that challenges a position's upside potential. High turnover may have an unfavorable impact on the amount of taxable distributions paid to shareholders, as described under "Principal Risk Factors" below. The Fund's portfolio turnover rate was 580%, 392% and 378% for the fiscal years ended April 30, 2001, 2000 and 1999, respectively. The Fund's turnover rate will generally exceed 100% per year, and will not be a limiting factor when we deem change appropriate.


               MONEY MARKET SECURITIES AND FIXED INCOME SECURITIES

         We typically invest between 0% and 50% of our net assets in money market securities and fixed income securities. This portion of our portfolio includes cash equivalents (i.e., money market securities or U.S. treasury notes) and bonds (i.e., corporate or government bonds), although we emphasize cash equivalents more than bonds. The corporate bonds we purchase may have any maturity, but they must be investment grade bonds rated in one of the top four categories by Standard & Poor's or Moody's. We generally purchase bonds for potential price appreciation, and not for current income.

                    PRINCIPAL RISKS OF INVESTING IN THE FUND

         An investment in the Fund carries risk, and you may lose money on your investment. We cannot predict the Fund's future performance, but we expect our investment strategy will cause our performance to vary from that of the S&P 500 with Income (S&P 500) index. When we use short positions, money market securities and/or fixed income securities, our returns may be different from the stock market and may prevent the Fund from participating in market advances.
Keeping these factors in mind, the Fund should be viewed as a long-term investment vehicle to balance your total investment program risks, and should not be used to meet short-term needs. The principal risks of investing in the Fund are:

o Market risk - Stock prices are volatile. In a declining stock market, stock prices for all companies may decline, regardless of any one particular company's own unique prospects. During a recession or a bear market, all stock mutual funds that are correlated with the markets will likely lose money. Investors should note, however, that the Fund's use of short sales may cause the Fund to fluctuate independently of stock market indices such as the S&P 500.


o Short sale risk - As described previously, a short position is established by selling borrowed shares and attempting to buy them back at a lower price in the future. The Fund maintains a separate brokerage account for its short positions. Borrowed shares must be repaid (i.e., short positions must be "covered") whether or not the stock price declines. In a rising market, the Fund may lose value on its short sales. When the price of any particular stock that the Fund has sold short rises above the price at which the borrowed stock was sold, the Fund's market value decreases. In addition, if the Fund's short account falls below the 150% asset coverage required by SEC rules or if the broker from whom a stock was borrowed for a position requires that stock be repaid, then the Fund could be forced to cover short positions earlier than the Fund otherwise would.


o Interest rate risk - Increases in interest rates may lower the present value of a company's future earnings stream. Since the market price of a stock changes continuously based upon investors' collective perceptions of a variety of factors, including future earnings, stock prices may decline when investors anticipate or experience rising interest rates. Falling short-term interest rates may also cause income from short-term money market instruments in which the Fund is invested to decline.

o Business risk - From time to time, a particular set of circumstances may affect a particular industry or certain companies within the industry, while having little or no impact on other industries or other companies within the industry. For instance, some technology industry companies rely heavily on one type of technology. If this technology becomes outdated, too expensive, or is not favored in the market, companies that rely on this technology may rapidly become unprofitable. However, companies outside of the industry or those within the industry that do not rely on the technology may not be affected at all.

o Small company risk - Stocks of smaller companies may have more risks than those of larger companies. In general, they have less experienced management teams, serve smaller markets, and find it more difficult to obtain financing for growth or potential development than do larger companies. Due to these and other factors, small companies may have volatile stock prices that are more susceptible to market downturns.

o Market valuation risk - Some companies that are growing very fast have unreasonable valuations by traditional valuation techniques. Since these companies' stock prices do not reflect the usual relationships between price and corporate earnings or income, their stocks tend to be extraordinarily volatile and speculative.


o Political risk - Regulation or deregulation of a particular industry can have a material impact on the value of companies within the affected industry. For example, during the past several years, the electric and gas utility sectors of the economy have been moving towards deregulation and open price competition. In this new environment, some companies will make a successful transition and prosper under deregulation, while other companies may not.


o Portfolio turnover risk - Mutual funds are required to distribute their net realized capital gains annually under federal tax laws. The Fund's investment strategy may involve frequent trading which leads to high portfolio turnover (e.g., 580%, 392% and 378% for fiscal years ended April 30, 2001, 2000 and 1999, respectively) and could generate potentially large amounts of net realized capital gains in a given year. As a result, it is possible that the Fund may distribute sizable taxable capital gains to its shareholders, regardless of the Fund's net performance.

                                PAST PERFORMANCE

         The Fund began operations March 11, 1991. Its initial investment objective and strategy was to passively invest in the 100 largest industrial common stocks listed on the NASDAQ National Market System. The Fund changed its investment objective to capital growth and capital preservation through active investment selection and asset allocation on August 24, 1992. The bar chart and performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. We expect the Fund's performance to vary significantly from the indices, especially over shorter periods of time. As with all mutual funds, past performance is not necessarily an indicator of how the Fund will perform in the future.

                Annual Total Returns for Years Ended December 31

            [OBJECT OMITTED but is presented in tabular form below]


1992      15.26%
1993      14.91%
1994      (0.98)%
1995      16.51%
1996      27.29%
1997      29.37%
1998      22.44%
1999      (3.88)%
2000      26.66%


                 Year-to-Date Return as of June 30, 2001: -4.79%


            Average Annual Total Returns for Years Ended December 31

                       Best Quarter                  Worst Quarter
                       ------------                  -------------

                 4th Quarter 1992: 18.45%       2nd Quarter: 1992: -8.94%
                                              (when Fund was passively managed)


                                    1 Year        5 Years         Life of Fund
                                    ------        -------         ------------
Market Opportunity Fund             26.66%         19.67%            16.06%
S&P 500*                            -9.15%         18.31%            16.19%

The information in the table above includes returns from before the Fund changed its investment objective and strategy to active management on August 24, 1992. Since the commencement of active management, the Fund's worst quarter was the Fourth Quarter of 1999, when the Fund returned -6.15%. The Fund's average annual total return since the commencement of active management is:

Market Opportunity Fund                    18.07%
S&P 500*                                   17.35%

----------------------------------------------
*   The table compares the Fund's  performance over time to that of the S&P
    500. The S&P 500 is a widely-recognized, capitalization-weighted, unmanaged index of 500 large U.S. companies chosen for market size, liquidity and industry group representation and includes reinvested dividends.

                                Fees and Expenses

         This table describes the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. We based the expense information on expenses from the last fiscal year for the Fund. Actual expenses may be different from those shown.



                   Shareholder Fees (fees paid directly from your investment)

                   Redemption fee (as a percentage of amount redeemed)...........      2.00%(1)

                   Annual Fund Operating Expenses
                   (expenses that are deducted from assets)

                   Management fees...............................................      0.82%(2)
                   Distribution (12b-1) expenses.................................       None
                   Other expenses................................................      0.54%
                           Administrative expenses.........................0.20%
                           Dividend Expense on Short Sales of Securities...0.34%3

                   Total Annual Fund Operating Expenses..........................      1.36%


1 The redemption fee is charged upon any redemption of Fund shares occurring within a six-month period following the issuance of such shares. For complete information about the redemption fee, see "Redeeming Your Shares."


2 The Fund's Management Agreement provides for compensation to the Manager at the annual rates of 0.90% of average daily net assets up to $100 million; 0.80% of average daily net assets in excess of $100 million but not more than $200 million; 0.70% average daily net assets in excess of $200 million but not more than $300 million; 0.60% of average daily net assets in excess of $300 million but not more than $500 million; 0.50% of average daily net assets in excess of $500 million.

3 SEC Regulation S-X Rule 6-03(g) requires cash dividends declared on stocks in which the Fund has a short position as of the record date to be recognized as an expense on the ex-dividend date.

Example
-------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund's fees and expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

            1 year           3 years        5 years          10 years
            ------           -------        -------          --------


             $138             $431            $745             $1,635


The Fund is a no-load fund, so you do not pay any sales charge or commission when you buy or sell shares. If you buy or sell shares through a broker, however, you may be charged a fee by that broker. The Fund does not have a 12b-1 Plan.

     ADDITIONAL INFORMATION ON THE FUND'S INVESTMENT OBJECTIVE AND STRATEGY

         The Fund's investment objective is to provide long-term capital growth with a short-term focus on capital preservation. Current income is only an incidental consideration. The Fund seeks to achieve its objective by investing substantially all of its assets in securities listed on a national securities exchange or quoted in the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System.

         The Fund uses the principal investment strategy detailed on page 2 to achieve its investment objective. As explained above, the Fund's strategy includes active asset allocation and stock selection (including long and short common stock positions). Asset allocation determinations are primarily based on our perception of risk in the marketplace. To help us assess risk, we examine a number of factors that we believe exercise the most influence on the price of stocks and bonds. We have incorporated several of these factors into a Multifactor Decision Making Process model. We use the model, along with other research, when making our investment decisions. We make the determination whether, and to what degree, to be "bullish" or "bearish" on the market at any given time based on our research.

         Although we weigh the factors differently, we consider Monetary / Economic Liquidity and Inflation, which help us to determine trends in the market, to be the most important. The factors used in the Multifactor Decision Making Process model are described below:

o Monetary / Economic Liquidity - This factor considers the relationship between liquidity or money supply and economic growth in the current market environment. It influences us to be bullish when money supply increases faster than economic growth because excess economic liquidity flows into stocks and bonds. It influences us to be bearish when the economy grows faster than money supply, as money is withdrawn from financial assets to purchase plant, equipment and other products.

o Inflation - This factor measures changes in the cost of living. It influences us to be bullish for stocks when inflation is falling, yet remains positive. It influences us to be bearish when inflation is increasing, or if it indicates we are experiencing deflation (negative inflation).

o Momentum / Breadth - This factor gauges the action (trend, speed and breadth) of general stock price movements. It influences us to be bullish when it indicates that the markets are moving in a gradual uptrend (price momentum) with most stocks moving up (broad breadth). It influences us to be bearish when the opposite occurs.

o Valuation - This factor assesses the various measures used to determine whether stocks are cheap or expensive based on historic norms. It influences us to be bullish when it reflects that stocks are relatively inexpensive based on historic norms and influences us to be bearish when it reflects that they are expensive relative to historical norms.

o Supply / Demand - This factor measures the relationship between stock supply and demand in the market. Supply increases with initial public and secondary offerings, and decreases with stock buy backs and insider purchases. This factor influences us to be bullish when it indicates that there is a low supply of stock and high demand. It influences us to be bearish when the reverse is true.

o Sentiment - This factor assesses surveys taken to determine if investors are feeling positive or negative about the outlook for stocks and bonds. This factor runs contrary to conventional wisdom, influencing us to be bullish when too many investors are pessimistic and bearish when too many investors are optimistic.

o Global Currents - This factor uses all of the factors described above and applies them to foreign markets in assessing their bullish or bearish impact on domestic financial markets.

         Short Position Proceeds. Every time we establish a short position in a stock, we borrow that stock from our brokers and sell it in the market, receiving cash for the sales price. We typically invest these short sale proceeds in cash equivalent securities such as money-market securities or U.S. treasury securities maintained with the broker-dealer from whom we borrowed the stock and/or our custodian. By taking this approach, we earn investment returns on our short sale proceeds while we are waiting to cover our short positions. Additionally, we are responsible for paying interest on borrowed stock to our brokers and dividends on any stock sold short (if there are any) to the lender of that stock. These payments are made from the Fund's cash position.

         Temporary Positions. The Fund may, from time to time, take temporary positions that are outside the scope of the Fund's principal investment strategies in an attempt to respond to unusual market, economic, political or other conditions. When the Fund takes a temporary position, the Fund may not be able to achieve its investment objective.


         Portfolio Turnover. Our disciplined investment style and use of certain risk control strategies (including active asset allocation and short selling) may result in higher-than-average portfolio turnover. Portfolio turnover results from buying and selling securities and involves expense to the Fund in the form of brokerage commissions and other transaction costs. These costs reduce the Fund's performance by the amount of the expense. The Manager believes that the opportunity cost of not implementing these risk control strategies would be higher than the cost of implementing them. Generally, we take profits (or limit losses) by either paring back a position or exiting a position in full when we see a significant catalyst that challenges a position's upside potential. The Fund's portfolio turnover rate was 580%, 392% and 378% for the fiscal years ended April 30, 2001, 2000 and 1999, respectively. The Fund's turnover rate will generally exceed 100% per year, and will not be a limiting factor when we deem change appropriate.


         High portfolio turnover may have an unfavorable impact on the amount of taxable distributions paid to shareholders. We are required to distribute to shareholders all net investment income and net realized long-term and short-term capital gains. Capital gains or losses derived from short sale activity will generally be considered short-term capital gains or losses. Net investment income and realized short-term capital gains are taxed as ordinary income.

                              FINANCIAL HIGHLIGHTS


         The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker since 1998, whose report, along with the Fund's financial statements, is included in the Fund's annual report. A copy of the annual report is available without charge from the Fund.




                                                                Years Ended April 30

                                                  2001            2000           1999            1998           1997*
                                                  ----            ----           ----            ----           ----

Net Asset Value, Beginning of Year               $19.57          $21.12        $18.68         $15.77          $14.49

Income from Investment Operations:
   Net Investment Income                          0.89            1.06           0.53           0.25            0.22
   Net Gains or Losses on Securities (both        1.38           (1.17)          3.08           3.75            2.95
   Realized and Unrealized)
                                                --------        --------       --------       --------        -------

Total from Investment Operations                  2.27           (0.11)          3.61           4.00            3.17
                                                --------        --------       --------       --------        -------

Less Distributions:
   Dividends from Net Investment Income          (0.98)          (0.06)         (0.42)         (0.21)          (0.24)
   Distributions from Capital Gains                 -            (1.38)         (0.75)         (0.88)          (1.65)
                                                --------        --------       --------       --------        -------

Total Distributions                              (0.98)          (1.44)         (1.17)         (1.09)          (1.89)
                                                --------        --------       --------       --------        -------

Net Asset Value, End of Period                  $20.86          $19.57         $21.12         $18.68          $15.77
                                                ========        ========       ========       ========        ========

Total Return                                     11.43%         (0.02%)         19.43%         25.77%          23.24%

Ratios and Supplemental Data:
   Net Assets, End of Period (in $000's)        $246,566        $215,189       $397,036       $157,823        $60,632

Ratios to average net assets:
   Expenses before dividends on securities        1.02%          0.92%           0.89%          1.17%          1.26%
   sold short (After Reimbursement)
   Expenses from dividends sold short             0.34%          0.48%           0.49%          0.05%          0.08%
                                                --------        --------       --------       --------        -------

Total expenses                                    1.36%          1.40%           1.38%          1.22%          1.34%

Net investment income                             4.52%          3.53%           3.21%          2.54%          2.01%

Portfolio Turnover Rate                           580%            392%           378%           200%            229%

* Information for the fiscal year ended April 30, 1997 was audited by other auditors.

                             Management of the Fund

--------------------------------------------------------------------------------
  The responsibility for making decisions to buy, sell or hold a particular security rests with the Fund's Manager, C&O Funds Advisor, Inc., subject to review by the Fund's Board of Directors.
--------------------------------------------------------------------------------


         C&O Funds Advisor, Inc. (the "Manager") manages the Fund's investment portfolio on a daily basis, subject to review by the Fund's Board of Directors. The Manager was formed in 1986 and is a wholly-owned subsidiary of Caldwell & Orkin, Inc. ("C&O, Inc."). C&O, Inc., formed in 1982, presently provides investment advisory services to corporations, individual investors, and other institutions, and has funds under management of approximately $500 million. The Manager is an independent investment counsel firm with its offices located at 6200 The Corners Parkway, Suite 150, Norcross, Georgia 30092.

         For its services to the Fund, the Manager receives monthly compensation at annual rates which vary in accordance with the following schedule:

                Annualized Percentage of
                Average Daily Net Assets                Asset Level
                ------------------------                -----------
                          .90%                       $0 - $100,000,000
                          .80%                   $100,000,001-$200,000,000
                          .70%                   $200,000,001-$300,000,000
                          .60%                   $300,000,001-$500,000,000
                          .50%                       over $500,000,001


As a percentage of assets, the Fund paid the Manager an aggregate fee of 0.82% for the fiscal year ended April 30, 2001.



                                Portfolio Manager


         Michael B. Orkin has been primarily responsible for the day-to-day management of the Fund's portfolio since August 24, 1992. Mr. Orkin is the Chief Executive Officer and sole owner of Caldwell & Orkin, Inc. Prior to his current position, he was an analyst with Pacific Equity Management, Oppenheimer Capital Corporation and Ned Davis Research, Inc. He graduated from Vanderbilt University with a B.S. in Economics and earned an MBA in Finance from the University of Chicago Graduate School of Business. Mr. Orkin is a Chartered Financial Analyst.



                               Purchase of Shares

         The Fund has generally been closed to new investment since August 28, 1998. Exceptions to this policy are described below:

o All shareholders, whether they are "Direct Shareholders" (shareholders who are invested directly in the Fund) or "Indirect Shareholders" (shareholders who purchased shares through the omnibus account of a broker-dealer), may continue to reinvest dividends and capital gains in their accounts.

o A Direct Shareholder may purchase additional shares of the Fund for their current account with a minimum additional investment of $100.

o A Direct Shareholder and the spouse and children who live with a Direct Shareholder may open a new account with the Fund, subject to the minimum initial investment that was required when the Direct Shareholder's initial account was opened.

o An Indirect Shareholder may open a new account directly with the Fund (becoming a Direct Shareholder in the Fund), subject to the minimum initial investment that was required when the Indirect Shareholder first purchased Fund shares.

o Employees of Caldwell & Orkin, Inc. and their spouses and children, members of the Fund's Board of Directors and their spouses and children, and clients of Caldwell & Orkin, Inc. may open new accounts directly with the Fund with no minimum initial investment requirement.

o Caldwell & Orkin, Inc. may invest its clients' assets in the Fund through omnibus accounts.

o We may determine, in our sole discretion, to accept or reject any request to purchase shares of the Fund at any given purchase level.

Generally, the minimum initial investment requirements referenced above are:


                                                      Accounts opened on                  Accounts opened
                                                    or before June 10, 1998             after June 10, 1998
                                                    -----------------------             -------------------

Regular Accounts                                             $10,000                           $100,000

Individual Retirement Account ("IRA"), other tax              $2,000                            $25,000
deferred retirement account or Uniform Gift to
Minors Act account


         How to Purchase Shares. You may purchase shares directly from the Fund by sending a completed application and a check in the amount of your investment to us at one of the addresses below. Your check should be made payable to the "Caldwell & Orkin Market Opportunity Fund". Third-party checks generally are not accepted. Eligible purchases must meet applicable minimum investment requirements. All investments must be in U.S. dollars. All purchases of Fund shares will be made at the next calculated Net Asset Value (NAV) after a completed order is received.

                    Regular Mail:                                       Overnight Delivery:


       Caldwell & Orkin Market Opportunity Fund               Caldwell & Orkin Market Opportunity Fund
         c/o Integrated Fund Services, Inc.,                     c/o Integrated Fund Services, Inc.
                    P.O. Box 5354                                221 East Fourth Street, Suite 300
             Cincinnati, Ohio 45201-5354                               Cincinnati, Ohio 45202
                                                                           (800) 467-7903


You may also wire an investment to the Fund by wiring federal funds as follows:

                   Fifth Third Bank Cincinnati ABA #042000314
                    For Caldwell & Orkin FFC Acct. #713-76953
                 To: (Insert the Shareholder Name and Account #)

If your wire investment is for a new account, you must forward your completed account application to the Fund at its regular mailing address above. Please note that your bank may charge a fee for wiring services, and that the Fund is not responsible for delays in the wiring system.

         Purchases through Broker-Dealers. The Fund is generally closed to both new and additional investment through omnibus accounts (which includes discount brokerage accounts), although indirect shareholders invested through omnibus accounts may continue to reinvest dividends and capital gains in their accounts.

         If the Fund reopens to investment through broker-dealers, then you may also invest in the Fund through a NASD-registered broker-dealer. Since a broker-dealer may charge you additional or different fees for purchasing or redeeming shares than those described in this Prospectus, ask your broker-dealer about his or her fees before investing. For purchases of shares through a broker, orders are deemed to have been received by the Fund when the order is received in good order by the broker, and are executed at the next determined NAV after such receipt by the broker or the broker's authorized designee.

         Automatic Investment Plan. We offer an Automatic Investment Plan for Direct Shareholders who wish to automatically invest a specific amount of money on a regular basis after making their initial investment. Debits must be made from your bank account in amounts of $100 or more, and may be made on the 15th and/or the last business day of the month. If the 15th falls on a weekend or holiday, your account will be debited on the previous business day. You may participate in the Automatic Investment Plan by completing the appropriate section of the Regular Account Application or the Automatic Investment Plan form. All requests to change or discontinue the Automatic Investment Plan must be received in writing fifteen (15) days prior to the next scheduled debit date. Please call the Fund at (800) 467-7903 if you wish to participate in the Automatic Investment Plan.

                              REDEEMING YOUR SHARES

         We will buy back (redeem) your shares at the next determined NAV on the day we receive a valid request for redemption. In order to discourage short-term trading and to reduce the cost of account turnover to shareholders, we will assess a redemption fee of 2% of the value of the shares being redeemed if the shares have been held for less than six months. These fees will be retained by the Fund for the benefit of the remaining shareholders and will not be paid to the Manager. No redemption fee is charged by the Fund on redemptions of shares in Omnibus accounts, but your broker-dealer may charge additional or different fees for redeeming shares not described in this Prospectus.

         You may redeem your shares by mail by sending a letter of instruction signed by all beneficial owners of the account to the Transfer Agent with your name, account number and the amount you wish to redeem. Mail the redemption request to:

                    Caldwell & Orkin Market Opportunity Fund
                       c/o Integrated Fund Services, Inc.,
                                  P.O. Box 5354
                          Cincinnati, Ohio 45201-5354.

--------------------------------------------------------------------------------
A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.
--------------------------------------------------------------------------------

         If you request sales proceeds via wire redemption, please note that a signature guarantee is required and a fee for the wiring service will be deducted from your redemption proceeds. A signature guarantee is also required for any withdrawal which is mailed to an address or a person that is not the address or person of record, or if you request, in writing, a redemption of $25,000 or more from your account.

         If you have elected to establish telephone redemption privileges for your account (see Regular Account Application or Telephone Redemption Privilege Election form), then you also may redeem shares by calling the Transfer Agent at
(800) 467-7903 before 4:00 p.m. (Eastern Time) on any day the New York Stock Exchange is open for business. Telephone redemption proceeds may be wired only if wiring instructions have been provided on the your initial Regular Account Application, on a Telephone Redemption Privilege Election form, or if wiring instructions are provided, signature guaranteed, at any other time.

         You should note that a telephone redemption may be difficult to implement during periods of drastic economic or market changes. If you are unable to implement a telephone redemption at any time, you may redeem shares by mail as described above. By establishing telephone redemption privileges, you authorize the Transfer Agent to act upon any telephone instructions it believes to be genuine (1) to redeem shares from your account and (2) to mail the redemption proceeds. The Transfer Agent employs reasonable procedures in an effort to confirm the authenticity of telephone instructions. The Transfer Agent's records of telephone redemption are binding. If you use telephone redemption privileges, you agree that neither the Transfer Agent nor the Fund will be liable for following instructions communicated by telephone that it reasonably believes to be genuine. The Transfer Agent provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine. As a result of this and other procedures, the investor may bear the risk of any loss in the event of such a transaction. However, if the Transfer Agent or the Fund fails to employ this and other established procedures, the Transfer Agent or the Fund may be liable.

         Telephone redemption is not available for shares held in IRA or other tax deferred accounts or if proceeds are to be sent to an address other than the address of record. Furthermore, if any shares being redeemed are represented by certificates, telephone redemption is not available.

         If you invested in the Fund through a broker-dealer other than the Fund's Distributor, you will need to contact your broker-dealer to redeem your shares. The broker-dealer may charge you additional or different fees for redeeming shares than those described in this Prospectus.

             ADDITIONAL INFORMATION ABOUT PURCHASES AND REDEMPTIONS

         Small Accounts. Due to the high cost of maintaining smaller accounts of shareholders who invest directly with the Fund, the Fund reserves the right to liquidate your account if, as a result of redemptions or transfers (but not required IRA distributions), your account's balance falls below the minimum investment that was required when your account was opened. With certain exceptions, the minimum investment requirements for accounts opened on or prior to June 10, 1998 were $10,000 for Regular Accounts and $2,000 for an IRA, other tax deferred retirement account or an account established under the Uniform Gift to Minors Act. For accounts opened after June 10, 1998, the minimum investment requirements were generally $100,000 for Regular Accounts and $25,000 for an IRA, other tax deferred retirement account or an account established under the Uniform Gift to Minors Act. The Fund will notify you if your account falls below the required minimum. If your account is not increased to the required level after a sixty (60) day cure period then the Fund may, at its discretion, liquidate the account.

         Telephone Purchases by Securities Firms. If the Fund reopens to investment through broker-dealers, then brokerage firms that are NASD members may telephone the Fund at (800) 467-7903 and buy shares for investors through the brokerage firm's account with the Fund. By electing telephone purchase privileges, NASD member firms, on behalf of themselves and their clients, agree that neither the Fund, the Fund's Distributor nor the Transfer Agent shall be liable for following telephone instructions reasonably believed to be genuine. To be sure telephone instructions are genuine, the Fund and its agents send written confirmations of transactions to the broker that initiated the telephone purchase. As a result of these and other policies, the NASD member firms may bear the risk of any loss in the event of such a transaction. However, if the Transfer Agent or a Fund fails to follow these established procedures, they may be liable. The Fund may modify or terminate these telephone privileges at any time.

         Miscellaneous.  The Fund reserves the right to:

* terminate or modify any of the procedures for purchasing or redeeming shares at any time;

* refuse to accept or determine to accept any request to purchase shares of the Fund for any reason;

* refuse any redemption request involving recently purchased shares until the check for the recently purchased shares has cleared;

* delay mailing redemption proceeds for up to seven days (most redemption proceeds are mailed within three days after receipt of a request); or

* in its sole discretion process any redemption request by paying the redemption proceeds in portfolio securities rather than cash (typically referred to as "redemption in kind").


                                  Distributions

         The Fund distributes its net investment income and net realized long and short-term capital gains to its shareholders at least annually, usually in December. Absent instructions to pay distributions in cash, distributions will be reinvested automatically in additional shares (or fractions thereof) of the Fund.


                                  Federal Taxes

         Dividends paid by the Fund from its ordinary income and distributions of the Fund's net realized short-term capital gains are taxable to non-tax-exempt investors as ordinary income. Additionally, any capital gains or losses derived from short sale activity will generally be considered short-term capital gains or losses for income tax purposes, regardless of how long the short position was maintained.

         Distributions made from the Fund's net realized long-term capital gains are taxable to shareholders as long-term capital gains regardless of how long the shareholder has owned Fund shares. The Fund will provide its shareholders with a written notice as to the amounts of any dividends or capital gains distributions no later than 60 days after the close of the calendar year. If you redeem your Fund shares you will have a short or long-term capital gain or loss depending upon the amount of time you owned the shares.

         Shareholders are urged to consult their tax advisors as to the particular tax consequences of the acquisition, ownership and disposition of shares of the Fund, including the applicability of state, local, and foreign tax laws and possible future changes in federal tax laws. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.


                                 Net Asset Value

         The net asset value (NAV) of the Fund's shares is determined once daily as of 4:00 p.m. (Eastern Standard Time) every day the New York Stock Exchange is open for trading. The NAV will also be determined once daily on each day in which there is sufficient trading in the Fund's portfolio of securities that the net asset value might be materially affected.

         The price of each holding in the Fund's portfolio is based on the closing price. However, if a holding did not trade that day, the last bid price is used for a value instead. The NAV per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the management fee payable to the Manager, are accrued daily.

         Equity securities listed or traded on a national securities exchange or quoted on the over-the-counter market are valued at the last sale price on the day of valuation or, if no sale is reported, at the last bid price. Valuations of fixed income securities are supplied by independent pricing services approved by the Fund's Board of Directors. Money market securities with a remaining maturity of sixty (60) days or less are valued on an amortized cost basis if their original term to maturity from the date of purchase was sixty (60) days or less, or by amortizing their value on the 61st day prior to maturity, if their term to maturity for the date of purchase exceeded 60 days, unless the Board of Directors determines that such valuation does not represent fair value. Other assets and securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

         The Fund's current closing NAV is available 24 hours a day, 7 days a week from any touch-tone telephone by calling (800) 467-7903.


                             Additional Information

         Each shareholder who purchases shares directly from the Fund through its Distributor, IFS Fund Distributors, Inc., has an investment account and will receive quarterly statements from the Transfer Agent as well as confirmation statements after each transaction showing the cumulative activity in the account since the beginning of the year. After the end of each year, shareholders will receive Federal income tax information regarding dividend and capital gain distributions.

         On a semi-annual basis, the Manager will send investors a report which will include a performance summary, security positions in the Fund and a letter regarding the Fund's results.

         Inquiries regarding a Direct Shareholder's investment account may be made to the Fund's Transfer Agent using the address on the back of this Prospectus. Additionally, shareholders who purchase Fund shares directly from the Fund's Distributor can also obtain their account value, share balance, recent transaction information, distribution information and request a fax of their account statement by calling (800) 467-7903. All other inquiries should be directed to the Fund at the address on the front of this Prospectus.

                            PRIVACY POLICY DISCLOSURE

         We appreciate your decision to invest in the Caldwell & Orkin Market Opportunity Fund (the "Fund"), and we want you to know that your privacy is of utmost importance to us. The following is a description of the Fund's policy regarding disclosure of nonpublic personal information.

We collect nonpublic personal information as follows:

o We collect information about you, including, but not limited to, your name, address, telephone number, e-mail address, social security number and date of birth. We collect that information from applications, other forms or correspondence that we receive from you, and from personal conversations.

o We receive information about your transactions with us, including, but not limited to, your account number, account balance, investment amounts, withdrawal amounts and other financial information.

         We are permitted by law to disclose all of the nonpublic personal information we collect, as described above, to the Fund's service providers, including the Fund's distributor, transfer agent and custodian. We do not disclose any nonpublic information about our current or former shareholders to nonaffiliated third parties, except as required or permitted by law.

         We restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

         In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

                         HOW TO OBTAIN MORE INFORMATION

         The Statement of Additional Information ("SAI") contains additional information about the Fund including a more detailed discussion of its investment policies and the risks associated with various investments. The SAI is incorporated by reference into this Prospectus. This means that the SAI is legally a part of this Prospectus.

         Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

         If you would like additional information about the Fund or a copy of the Fund's SAI, annual or semi-annual reports, please call us toll free at (800) 237-7073 or write us at The Caldwell & Orkin Market Opportunity Fund, 6200 The Corners Parkway, Suite 150, Norcross GA 30092.

         Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.


         Reports and other information about the Fund are available from the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of information on the Internet site may be obtained, after paying a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009.



SEC File Number:  811-8718


BOARD OF DIRECTORS

     Michael B. Orkin, Chairman & President
     Frederick T. Blumer
     David L. Eager
     Randall P. Martin
     Henry H. Porter, Jr.

MANAGER

     C&O Funds Advisor, Inc.
     6200 The Corners Parkway
     Suite 150
     Norcross, GA  30092

TRANSFER AGENT

     Integrated Fund Services, Inc.
     P.O. Box 5354
     Cincinnati, OH  45201-5354

DISTRIBUTOR

     IFS Fund Distributors, Inc.
     P.O. Box 5354
     Cincinnati, OH  45201-5354

CUSTODIAN


     Bank One Trust Company, N.A.
     100 East Broad Street
     9th Floor
     Columbus, OH  43271-0192


INDEPENDENT ACCOUNTANTS

     Tait, Weller & Baker
     Eight Penn Center Plaza
     Suite 800
     Philadelphia, PA  19103-2108

LEGAL COUNSEL

     Kilpatrick Stockton LLP
     1100 Peachtree Street
     Suite 2800
     Atlanta, GA  30309-4530

                       STATEMENT OF ADDITIONAL INFORMATION


                                 August 29, 2001


                  THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND
                                       OF
                        THE CALDWELL & ORKIN FUNDS, INC.
                            6200 The Corners Parkway
                                    Suite 150
                             Norcross, Georgia 30092

                          Telephone No. (678) 533-7850
                                 (800) 237-7073

                                 ---------------


         The Caldwell & Orkin Market Opportunity Fund (the "Fund") is a portfolio of the Caldwell & Orkin Funds, Inc. ("Caldwell & Orkin"), an open-end diversified management investment company. The Fund's objective is to provide long-term capital growth with a short-term focus on capital preservation through investment selection and asset allocation.


         This Statement of Additional Information of Caldwell & Orkin is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated August 29, 2001 (the "Prospectus"), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling or by writing Caldwell & Orkin at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus.

         This Statement of Additional Information incorporates by reference information from the Fund's Annual Report to shareholders for the fiscal year ended April 30, 2001. The Annual Report also accompanies this Statement of Additional Information. Additional copies are available, without charge, by contacting the Fund at (800) 237-7073.


                                ----------------

                       C & O FUNDS ADVISOR, INC. - MANAGER

                                TABLE OF CONTENTS

                                                                           Page

THE FUND.....................................................................3
INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS......................3
    INVESTMENTS IN SMALL COMPANIES...........................................3
    INVESTMENT IN FIXED INCOME SECURITIES....................................3
    INVESTMENTS IN SHORT SALES OF SECURITIES.................................4
    INVESTMENTS IN FOREIGN SECURITIES........................................5
    LENDING OF PORTFOLIO SECURITIES..........................................5
    REPURCHASE AGREEMENTS....................................................5
INVESTMENT RESTRICTIONS......................................................6
CODE OF ETHICS...............................................................7
MANAGEMENT OF THE FUND.......................................................7
    BOARD OF DIRECTORS.......................................................7
    OFFICERS.................................................................8
    DIRECTORS................................................................8
    MANAGEMENT AND ADVISORY ARRANGEMENTS.....................................9
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION.............................10
DETERMINATION OF NET ASSET VALUE............................................10
THE DISTRIBUTOR.............................................................11
PURCHASE OF SHARES..........................................................11
    ELIGIBLE PURCHASES OF FUND SHARES.......................................11
    PURCHASING BY MAIL......................................................12
    PURCHASING BY WIRE......................................................12
    AUTOMATIC INVESTMENT PLAN...............................................13
    PURCHASE BY EXCHANGE OF SECURITIES......................................13
REDEMPTION OF SHARES........................................................13
    GENERAL.................................................................13
    REDEMPTION BY MAIL......................................................13
    REDEMPTION BY TELEPHONE.................................................14
TELEPHONE PURCHASES AND REDEMPTIONS FOR SECURITIES FIRMS....................15
    PURCHASES BY TELEPHONE..................................................15
    REDEMPTION BY TELEPHONE.................................................15
SHAREHOLDER SERVICES........................................................16
    INVESTMENT ACCOUNT......................................................16
    REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTION................16
    AUTOMATED TELEPHONE ACCESS TO FUND INFORMATION..........................16
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................................16
    DIVIDENDS AND DISTRIBUTIONS.............................................16
    TAXES...................................................................16
PERFORMANCE INFORMATION.....................................................18
GENERAL INFORMATION.........................................................19
    DESCRIPTION OF SHARES...................................................19
    INDEMNIFICATION OF OFFICERS AND DIRECTORS...............................20
    PRINCIPAL SHAREHOLDERS..................................................20
    INDEPENDENT AUDITORS....................................................20
    CUSTODIAN...............................................................20
    TRANSFER, REDEMPTION, AND DIVIDEND DISBURSING AGENT.....................20
    LEGAL COUNSEL...........................................................20
    DISTRIBUTOR.............................................................20
    REPORTS TO SHAREHOLDERS.................................................20
    ADDITIONAL INFORMATION..................................................20
    AUTOMATED TELEPHONE ACCESS TO FUND INFORMATION..........................20
    FINANCIAL STATEMENTS AND INDEPENDENT ACCOUNTANTS' REPORT................21

THE FUND

The Fund is the only series of The  Caldwell & Orkin  Funds,  Inc.  ("Caldwell &
Orkin"), an open-end, diversified management investment company incorporated under the laws of the State of Maryland on August 15, 1989. Prior to June, 1992, Caldwell & Orkin's name was The OTC Select-100 Fund, Inc. and consisted of only one portfolio (The "OTC Select-100 Fund"). The shareholders of The OTC Select-100 Fund subsequently approved changing the corporate name from The OTC Select-100 Fund, Inc. to The Caldwell & Orkin Funds, Inc. and to amend the investment objective and policies of The OTC Select-100 Fund. As a result of such amendment, The OTC Select-100 Fund was renamed and its assets and objectives were those of the Caldwell & Orkin Aggressive Growth Fund. In August, 1996, the Board of Directors of Caldwell & Orkin approved changing the name of the Aggressive Growth Fund to the Caldwell & Orkin Market Opportunity Fund.

Caldwell & Orkin's address is: 6200 The Corners Parkway, Suite 150, Norcross, Georgia 30092, and its telephone number is (678) 533-7850 or (800) 237-7073.

INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS

Reference is made to "Investment Objective and Principal Investment Strategies of the Fund" in the Prospectus for a discussion of the investment objectives and policies of the Fund. Set forth below is certain further information relating to the Fund generally.

INVESTMENTS IN SMALL COMPANIES. Although the Fund invests in companies of all sizes, there may be times when there is a significant investment in small companies. Smaller growth companies may offer greater potential for capital appreciation than larger companies. Smaller growth companies often have new products or technologies, new distribution methods, rapid changes in industry conditions due to regulatory or other developments, changes in management or similar characteristics that may result not only in the expected growth in revenues but in an accelerated or above average rate of earnings growth, which would usually be reflected in share price appreciation.

In addition, because they may be less actively followed by stock analysts and less information may be available on which to base stock price evaluations, the market may overlook favorable trends in particular smaller growth companies, and then adjust its valuation more quickly once investor interest is gained. Smaller growth companies may also be more subject to a valuation catalyst (such as increased investor attention, takeover efforts or change in management) than larger companies.

On the other hand, the smaller companies in which the Fund may invest may have relatively small revenues, may have a small share of the market for their products or services, their businesses may be limited to regional markets, or they may provide goods or services for a limited market. For example, they may be developing or marketing new products or services for which markets are not yet established and may never become established or may have or develop only a regional market for product or services and thus be affected by local or regional market conditions. In addition, small companies may lack depth of management or they may be unable to generate funds necessary for growth or potential development, either internally or through external financing on favorable terms. Such companies may also be insignificant enough in their industries and become subject to intense competition from larger companies.

Due to these and other factors, small companies may suffer significant losses or realize substantial growth; therefore, investments in such companies tend to be volatile and are more speculative.

INVESTMENT IN FIXED INCOME SECURITIES. At most times, the Fund's assets will be invested primarily in equity securities. However, money market instruments, U.S. Government securities and obligations, preferred stocks or certificates of deposit of commercial banks, and other fixed income securities may be held when a defensive position is warranted or when the Manager believes that a portfolio of fixed income securities will outperform the stock market or in order for the Fund to receive a greater return on its idle cash.

While the Fund maintains a defensive position and/or invests in cash or fixed income securities, investment income will increase and may constitute a larger portion of the return. The Fund probably will not participate in market advances or declines to the extent that it would if it was fully invested. The Fund's fixed income investments may consist of corporate bonds and notes and U.S. government obligations. The Fund will limit its investments in corporate bonds and notes to those which have been assigned one of the highest four ratings of either Standard & Poor's Corporation or Moody's Investors Service, Inc., at the time of their purchase, or unrated bonds and notes which the Manager believes to be of comparable quality. For a discussion of Standard & Poor's and Moody's ratings for corporate bonds and notes, see Appendix A to the Statement of Additional Information. Cash equivalent securities in which the Fund may invest include U.S. government obligations, U.S. government agency securities, commercial paper, bankers' acceptances, certificates of deposit, time deposits and other money market instruments. The Fund will only invest in commercial paper rated no lower than A-2 by Standard & Poor's or Prime-2 by Moody's. For a discussion of these ratings, see Appendix A to Statement of Additional Information.

The Fund's investments in fixed income securities will generally be subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments as they become due. Market risk relates to the fact that market values of fixed income securities generally will be affected by changes in the level of interest rates. Generally, as interest rates rise, the market value of fixed income securities will fall. Conversely, as interest rates fall, the market value of fixed income securities will rise. Also, yields and market values of lower-rated securities tend to fluctuate more than highly-rated securities. The risks of greater fluctuations in yield and value occur because investors generally perceive issuers of lower rated securities to be less creditworthy. Fluctuations in market value do not affect the interest income from the securities, but are reflected in the Fund's net asset value.


INVESTMENTS IN SHORT SALES OF SECURITIES. The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obliged to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund.
Until the security is replaced, the Fund is required to pay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet regulatory requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.


The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale.

No securities will be sold short if, after effect is given to any such sale, the total market value of all securities sold short would exceed 60% of the Fund's net assets. The Fund similarly will limit its short sales of securities of any single issuer if the market value of the securities that have been sold short by the Fund would exceed two percent (2%) of the value of the Fund's net assets or if such securities would constitute more than two percent (2%) of any class of the issuer's securities.


On the Fund's internal books or in a segregated account at the Fund's Custodian (or a combination of both), the Fund will segregate liquid assets (such as cash, U.S. Government securities, or equity securities) in an amount sufficient to cover the current value of the securities to be replaced as well as any dividends, interest and/or transaction costs due to the broker upon completion of any short sale transactions. In determining the amount to be segregated, the securities that have been sold short by the Fund are marked to market daily. To the extent the market price of the security sold short increases and more assets are required to meet the Fund's short sale obligations, additional assets will be segregated to ensure adequate coverage of the Fund's short position obligations.


In addition, the Fund may make short sales "against the box" i.e., when the Fund sells a security short when the Fund has segregated securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

The Fund may only engage in short sale transactions in securities listed on one or more national securities exchanges or quoted in the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System.

INVESTMENTS IN FOREIGN SECURITIES. The Manager may invest up to 25% of the Fund's assets in equity securities that are issued by foreign issuers and are traded in the United States and in American Depository Receipt of foreign companies. By doing so, the Manager attempts to take advantage of differences between economic trends and the performance of securities markets in various countries. The Manager believes that it may be possible to obtain significant appreciation from a portfolio consisting, in part, of foreign investments and also achieve increased diversification. Increased diversification is gained by combining securities from various countries that offer different investment opportunities and are affected by different economic trends.

Generally, investments in securities of foreign companies, except Canadian companies, involve greater risks than are present in domestic investments. Canadian securities are not considered by the Manager to have the same risks as other nations' securities because Canadian and U.S. companies are generally subject to similar auditing and accounting procedures and similar governmental supervision and regulation. Also, Canadian securities are normally more liquid than other non-U.S. securities. Compared to U.S. and Canadian companies, there is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies.

In addition, investing in foreign securities also involves the following considerations comprising both risks and opportunities not typically associated with investing in U.S. securities: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the U.S.; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the U.S.; possible expropriation or nationalization of assets; and possible imposition of foreign taxes. Furthermore, the U.S. government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Fund.

To the extent portfolio securities are denominated in foreign currencies, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign securities into U.S. dollars on a daily basis.

LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Fund reserves authority to lend securities from its portfolio to brokers, dealers and financial institutions such as banks and trust companies and receive collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained in an amount equal to at least 100% of the current market value of the loaned securities. The Fund may experience a loss or delay in the recovery of securities if the institution with which its has engaged in a portfolio loan transaction breaches the agreement with the Fund. Income from such lending will be invested in short-term cash equivalent securities, which will increase the current income of the Fund. Such loans will not be for more than 30 days and will be terminable at any time. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as rights to interest or other distributions. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans. With respect to lending of portfolio securities, there is the risk of failure by the borrower to return the securities involved in such transactions, in which event the Fund may incur a loss. If the Manager determines to make securities loans, the value of the securities loaned would not exceed one third of the value of the total assets of the Funds. The Fund does not presently intend to lend its portfolio securities during the coming year.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with "primary dealers" in U.S. government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, the Fund purchases a security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date (ordinarily a week or less). The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement. The principal risk is that, if the seller defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price. Repurchase agreements maturing in more than seven days are considered by the Fund to be illiquid.

INVESTMENT RESTRICTIONS

Caldwell & Orkin has adopted the following restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act of 1940 means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund.

The Market Opportunity Fund may not:

          1. As to 75% of its total assets, purchase securities of any one issuer, other than those issued or guaranteed by the United States government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the Market Opportunity Fund's total assets would be invested in securities of such issuer or the Market Opportunity Fund would own 10% or more of the outstanding voting securities of such issuer.

          2. Invest 25% or more of its total assets in the securities of issuers in any particular industry.

          3. The Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940.

          4. Make investments for the purpose of exercising control or management.

          5. Purchase securities of other investment companies, except as permitted under the Investment Company Act of 1940, as amended.

          6. Purchase or sell real estate or interests in real estate, including real estate limited partnerships; provided that the Market Opportunity Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

          7. Purchase or sell commodities or commodity contracts, including future contracts.

          8. Purchase any securities on margin, except that the Market Opportunity Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

          9. Make loans to other persons; provided that the Market Opportunity Fund may lend its portfolio securities, and provided further that, for purposes of this restriction, investment in Government obligations, short-term commercial paper rated at least "A-2" by Standard & Poor's Corporation or "Prime-2" by Moody's Investors Service, Inc., certificates of deposit, bankers' acceptances and repurchase agreements shall not be deemed to be the making of a loan.

          10. Borrow amounts in excess of 5% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of fund shares.

          11. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Market Opportunity Fund except as may be necessary in connection with borrowings mentioned in (10) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Market Opportunity Fund's total assets, taken at market value.

          12. Invest more than 5% of the Market Opportunity Fund's total assets in securities for which there are legal or contractual restrictions on resale, securities which are not readily marketable, securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange, or other illiquid securities.

          13. Underwrite securities of other issuers except insofar as the Funds may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

          14.  Write, purchase or sell puts, calls or combinations thereof.

Additional investment restrictions adopted by the Directors of the Market Opportunity Fund which may be changed by the Directors at their discretion, provide that the Market Opportunity Fund may not:

          15. Purchase or sell interests in oil, gas or other mineral exploration or development programs or leases. The Market Opportunity Fund may, however, purchase or sell securities of entities which invest in such programs.

          16. Invest more than 5% of the value of its total assets in marketable warrants to purchase common stock valued at the lower of cost or market. Included within that amount, but not to exceed 2% of the value of the Market Opportunity Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges. Warrants acquired by the Market Opportunity Fund as part of a unit or attached to securities may be deemed to be without value.

          17.  Engage in arbitrage transactions.

CODE OF ETHICS

The Fund and the Manager have adopted a code of ethics that applies to their respective officers, directors and employees. Although personnel subject to the code of ethics may invest in securities, Caldwell & Orkin has policies for personal trading that, among other things, prohibit insider trading. With respect to equity securities that may be purchased or held by the Fund, the policies restrict purchases or sales under certain conditions, and require that trades be cleared with the compliance officer.

MANAGEMENT OF THE FUND

Reference is made to "Management of the Fund" in the Prospectus. Set forth below is further information about the Funds' management.

BOARD OF DIRECTORS

Listed below are the Directors of Caldwell & Orkin with their principal occupations during the past five years. The Directors of Caldwell & Orkin are responsible for the overall supervision of the operations of the Fund. The Directors perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940, as amended (the "Act"), and also have the responsibilities imposed generally on directors of business corporations by General Corporation Law of Maryland. Each Director whose name is followed by an asterisk is an interested person of the Fund within the meaning of the Act.

Name, (Age) and Principal Occupation During Past Five Years


MICHAEL B. ORKIN (42).* Mr. Orkin is President, Chief Executive Officer and Chairman of the Investment Policy committee. He is also the CEO and sole shareholder of Caldwell & Orkin, Inc., where he has been a portfolio manager since 1985, and President of C&O Funds Advisor, Inc. He was a Director of C&O Funds Distributor, Inc. from December, 1990 to December, 1998. Mr. Orkin was formerly an analyst with Pacific Equity Management, Oppenheimer Capital Corporation and Ned Davis Research, Inc. Mr. Orkin is a Chartered Financial Analyst. Mr. Orkin's address is 6200 The Corners Parkway, Suite 150, Norcross, Georgia 30092. Mr. Orkin has served as a Director of the Fund since 1990.

FREDERICK T. BLUMER (42). Mr. Blumer is the CEO of X-spand International Inc., a consulting firm which helps high-tech companies expand overseas. Before establishing X-spand International, Mr. Blumer was the CEO of mylawPartner.com, an Internet company providing web-based services to the legal profession. The company was sold to Lexis-Nexis in June of 2000. Prior to founding mylawPartner.com, Mr. Blumer practiced international corporate law for 15 years with law firms in Japan and Atlanta, most recently with Blumer International, P.C. He speaks Japanese and

French. Mr. Blumer's address is 1172 W. Paces Ferry Road, NW, Atlanta, Georgia 30327. Mr. Blumer has served as a Director of the Fund since 1990.


DAVID L. EAGER (59). Mr. Eager is the Director for Product Development for Driehaus Capital Management, headquartered in Chicago, Illinois. Previously, Mr. Eager was a Global Partner with Eager Manager Advisory Services in Louisville, Kentucky, a practice of William M. Mercer, Inc., which provides consultation and research services to the investment management industry. Prior to that, Mr. Eager was Managing Partner of Eager & Associates, which he co-founded in 1984 and sold to William M. Mercer, Inc. in September 1998. Mr. Eager's address is 25 Stone Bridge Road, Louisville, KY 40207. Mr. Eager has served as a Director of the Fund since 1992.

HENRY H. PORTER, JR. (66). Mr. Porter has been a private investor since January 1995. He is a director of SEI Corporation and is an officer and director of several private corporations. Mr. Porter's address is 5806 River Knolls Drive, Louisville, Kentucky 40222. Mr. Porter has served as a Director of the Fund since 1990.

RANDALL P. MARTIN (56). Since January 1993, Mr. Martin has been self-employed as an investment consultant. Formerly, Mr. Martin served for fifteen years in the management consulting practice of KPMG Peat Marwick, where he was a partner for eight years. He has passed the Series 2, 7 and 65 securities exams and is registered with the S.E.C. and the states of Florida and Georgia as an investment advisor. Mr. Martin received a B.A. in Economics from Emory University in 1966 and a Ph.D. in Business Administration from Georgia State
University in 1970. Mr. Martin's address is Randall P. Martin Investment Counsel, P.O. Box 52308, Atlanta, GA 30355. Mr. Martin has served as a Director of the Fund since June 2000.


* Interested person of the Company, as defined in the 1940 Act.

OFFICERS

The principal executive officers of Caldwell & Orkin and their principal occupations for at least the past five years are set forth below. Unless otherwise noted, the address of each executive officer is 6200 The Corners Parkway, Suite 150, Norcross, Georgia 30092. No officer of the Fund was paid a salary or other compensation by the Fund.

MICHAEL B. ORKIN, President.* (See information above).


TERESA DUNCAN, Secretary.* Ms. Duncan is 50 years old. Ms. Duncan has been the Director of Operations and Administration of Caldwell & Orkin, Inc. since March 1998. Ms. Duncan is also the Secretary of Caldwell & Orkin, Inc. and C&O Funds Advisor, Inc. Ms. Duncan also assists in portfolio management in her capacity as analyst/trader. Ms. Duncan holds a B.A. in Economics and a B.S. in Accounting. Prior to joining Caldwell & Orkin, Inc., Ms. Duncan was an Assistant Vice President and Branch Administrative Manager of PaineWebber, Inc. in Atlanta, Georgia from 1991 through 1998. From 1988 to 1991, Ms. Duncan was an Operations Manager and Branch Assistant with Piper Jaffray & Hopwood in Salt Lake City, Utah. Ms. Duncan held various management positions with the Bank of the Philippine Islands prior to immigrating to the Untied States.


* Interested person of Caldwell & Orkin, as defined by the Investment Company Act of 1940.

DIRECTORS

The Fund pays each Director who is not affiliated with the Manager an annual fee of $7,500 per year plus $2,250 for each in-person meeting attended and $1,250 for each other meeting attended, together with such Directors' actual out-of-pocket expenses relating to attendance at meetings. In addition, the independent Director responsible for reviewing the Code of Ethics and Personal Trading Reports for each quarterly meeting is paid an additional fee of $250 per meeting. The $7,500 annual fee is payable in four equal quarterly installments and is paid as of the date of each quarterly Board meeting.

Effective June 1997, the Board of Directors agreed to receive their compensation entirely in shares of the Fund. Accordingly, each Director receives shares of the Fund with a value equal to the cash compensation they would have otherwise received. For example, if a Director is to receive $3,125 per meeting attended ($1,875 base fee plus $1,250 meeting fee), he receives $3,125.00 in shares of the Fund, with the net asset value of such shares being that which is next determined after the Board meeting is adjourned. Although Directors would be subject to the 2% redemption fee if they redeem within six months, there are no other restrictions as to their ability to redeem or otherwise dispose of their shares.

Alternatively, Directors may elect to receive their compensation in cash, provided that they have committed to promptly purchase shares of the Fund for the amount of such compensation at the next determined net asset value after their order is received.


During the fiscal year ended April 30, 2001, Mr. Blumer received aggregate compensation of $14,500, Mr. Eager, Mr. Porter and Mr. Martin received aggregate compensation of $13,500 each, and Mr. Robert H. Greenblatt received aggregate compensation of $10,375 from the Fund. Mr. Greenblatt resigned from the Board of Directors effective January 1, 2001, and has joined Caldwell & Orkin, Inc. as President.


MANAGEMENT AND ADVISORY ARRANGEMENTS

Reference is made to "Management of the Fund" in the Prospectus for certain information concerning the management and advisory arrangements of the Fund.

Securities held by the Fund may also be held by other clients of the Manager or its sole shareholder, Caldwell & Orkin, Inc. ("C&O"). Securities may be held by or be appropriate investments for the Fund as well as other clients of the Manager or C&O. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Funds or for its advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or C&O during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

The principal executive officers of the Manager are Michael B. Orkin, President, and Teresa Duncan, Secretary. Mr. Orkin is the sole shareholder of C&O, of which the Manager is a wholly-owned subsidiary.

MANAGEMENT FEE. The Fund has entered into a Management Agreement with the Manager. As discussed in the Prospectus, the Manager shall receive monthly compensation at annual rates which vary according to the total assets of the Fund.

On an annual  basis,  the advisory fee is equal to the  following  for the Fund:
0.90% of average daily net assets up to $100 million; 0.80% of average daily net assets in excess of $100 million but not more than $200 million; 0.70% of average daily net assets in excess of $200 million but not more than $300 million; 0.60% of average daily net assets in excess of $300 million but not more than $500 million; .50% in excess of $500 million.


For the years ended April 30, 2001, 2000 and 1999, the Fund paid $1,966,651, $2,336,790 and $2,628,554, respectively, to the Manager pursuant to its Management Agreement.


PAYMENT OF EXPENSES. The Management Agreement obligates the Manager to provide management and investment advisory services and to pay all compensation of and furnish office space for Officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors for the Fund who are affiliated persons of the Manager. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information (except to the extent paid by the Distributor), charges of the Custodian and Transfer Agent, expenses of redemption of shares, Securities and Exchange Commission fees, expenses of registering the shares under Federal and state securities laws, fees and expenses of unaffiliated Directors, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund. Accounting and pricing services are provided to the Fund by the Transfer Agent and the Fund reimburses the Transfer Agent for its costs in connection with such services.

In addition to the Management Agreement with the Manager, Caldwell & Orkin has entered into an agreement with C&O pursuant to which C&O has granted to Caldwell & Orkin and the Fund the right to use the name "Caldwell & Orkin" in their name. C&O has reserved the right, however, upon 30 days written notice, to terminate the right to such use should the Manager no longer serve as Manager to the Fund or should the Management Agreement be terminated. Under those circumstances, C&O has also reserved the right to grant the right to use the name "Caldwell & Orkin" to another investment company, business or other enterprise.

DURATION AND TERMINATION. Unless earlier terminated as described above, the Management Agreement will remain in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act of 1940) of any such party. Such contract terminates automatically upon assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Subject to policy established by the Board of Directors of the Fund, the Manager is responsible for the Fund's portfolio decisions, the placing of the Fund's portfolio transactions and the negotiation of the commissions to be paid on such transactions. In executing such transactions, the Manager will use its best efforts to obtain the execution of portfolio transactions at prices which are advantageous to the Fund and involving commission rates which are reasonable in relation to the value of the transaction.

The Fund has no obligation to deal with any broker or dealer in the execution of transactions for its portfolio securities. The Manager will select brokers or dealers taking into account such factors as price (including the commission or spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. The Manager will also consider the research services which the broker or dealer has provided to the Manager relating to the security involved in the transaction and/or to other securities. Consistent with the Rules of Fair Practice of the NASD and such other policies as the Board of Directors may determine, the Fund may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.

Under Section 28(e) of the Securities Exchange Act of 1934 and its Management Agreement with the Fund, the Manager is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. These research and investment information services make available to the Manager for its analysis and consideration the views and information of individuals and research staffs of other securities firms. These services may be useful to the Manager in connection with advisory clients other than the Fund and not all such services may be useful to the Manager in connection with the Fund. Although such information may be a useful supplement to the Manager's own investment information in rendering services to the Fund, the value of such research and services is not expected to reduce materially the expenses of the Manager in the performance of its services under the Management Agreement and will not reduce the management fees payable to the Manager by the Fund.

The Fund may invest in securities traded in the over-the-counter market. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. The Fund, where possible, deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. When a transaction involves exchange listed securities, the Manager considers the advisability of effecting the transaction with a broker which is not a member of the securities exchange on which the security to be purchased is listed (i.e., a third market transaction) or effecting the transaction in the institutional or fourth market.


For the years ended April 30, 2001, 2000 and 1999, the Fund paid $3,088,438, $2,250,963 and $2,820,392, respectively, in brokerage commissions.


DETERMINATION OF NET ASSET VALUE

The net asset value of the shares of the Fund is determined as of 4:00 P.M. on each day during which The New York Stock Exchange is open for trading. The New York Stock Exchange is not open on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV will also be determined once daily on each day (other than a day during which no shares were tendered for redemption and no order to purchase or sell shares was received by the Fund) in which there is sufficient trading in the Fund's portfolio of securities that the net asset value might be materially affected. The net asset value per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the management fee payable to the Manager, are accrued daily.

Equity securities listed or traded on a national securities exchange or quoted on the over-the-counter market are valued at the last sale price on the day the valuation is made or, if no sale is reported, at the last bid price. Valuations of fixed income securities are supplied by independent pricing services approved by Caldwell & Orkin's Board of Directors. Money market securities with a remaining maturity of 60 days or less are valued on an amortized cost basis if their original term to maturity from the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their term to maturity from the date of purchase exceeded 60 days, unless the Board of Directors determines that such valuation does not represent fair value. Other assets and securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of Caldwell & Orkin's Board of Directors.

THE DISTRIBUTOR

Set forth below is further information about distribution of Fund Shares, the Fund's Distributor and the Fund's Distribution Agreement. Reference is made to "Purchasing Shares" and "Redeeming Your Shares" in the Prospectus.

The Fund has entered into Distribution Agreement with IFS Fund Distributors, Inc. (the "Distributor"). The Agreement obligates the Distributor to provide certain services to the Fund in connection with the offering of the shares of the Fund.

The Distribution Agreement will remain in effect from year to year but only so long as such continuance is approved at least annually by a vote of the Directors of Caldwell & Orkin or by vote of a majority of the outstanding voting securities of the Fund and of the Directors who, except for their positions as Directors of Caldwell & Orkin, are not "interested persons" of Caldwell & Orkin (as defined in the Investment Company Act). In addition, either party may terminate the Agreement upon 60 days written notice and they terminate automatically if "assigned" (as defined in the Investment Company Act). The
Distribution Agreement is subject to the same renewal requirements and termination provisions as the Management Agreement described under "Management of the Fund - Management Arrangement."

PURCHASE OF SHARES

The Distributor is also the principal underwriter of the Fund's shares. Eligible purchases of Fund shares may be made directly from the Distributor or from member firms of the NASD that have entered into dealer agreements with the Distributor, so long as the account is opened in the name of the investor (i.e., not opened through an Omnibus account for the benefit of the firm's clients) and the account satisfies any applicable minimum purchase requirements below. See "Eligible Purchases of Fund Shares" NASD firms may charge a reasonable transaction fee for their services. Such transaction fees can be avoided by investing directly with the Fund through the Distributor which acts as agent for the Fund.

Investors opening a new account must complete an application which can be obtained through the Distributor or a dealer. If the purchase is made through a dealer, the dealer will supply the Fund with the required account information. Orders for the purchase of Fund shares placed directly with the Fund are executed at their next determined net asset value after receipt of the application form by the Distributor and receipt by the Fund's Custodian of the investment. Dealers other than the Distributor have the responsibility for promptly transferring an investor's application and investment to the Fund and the Fund's Custodian. Orders for the purchase of Fund shares placed through a dealer are executed at their next determined net asset value after receipt by the dealer.

Investors may currently purchase shares of the Fund without a sales charge; however, the Fund reserves the right, upon sixty (60) days written notice to shareholders, to impose a sales load or other conditions on further purchases.

ELIGIBLE PURCHASES OF FUND SHARES. The Fund has been generally closed to new investment the close of business on August 27, 1998. However, shareholders who
are   invested  in  the  Fund   directly   through  the   Distributor

("Direct Shareholders") may (a) purchase additional shares of the Fund for their accounts, subject to a minimum additional investment of $100, (b) reinvest dividends and capital gains in their accounts, and (c) purchase Fund shares in another account under the same social security number subject to the minimum investment that was required when the Direct Shareholder's initial account was opened. Additionally, the spouse and children of Direct Shareholders who share a common address with such Direct Shareholder may purchase Fund shares directly through the Distributor, subject to the minimum investment that was required when the Direct Shareholder's initial account was opened. With certain exceptions, the minimum investment requirements for accounts opened on or prior to June 10, 1998 were $10,000 for Regular Accounts and $2,000 for an Individual Retirement Account ("IRA"), other tax deferred retirement account or an account established under the Uniform Gift to Minors Act. For accounts opened after June 10, 1998, the minimum investment requirements were generally $100,000 for Regular Accounts and $25,000 for an IRA, other tax deferred retirement account or an account established under the Uniform Gift to Minors Act. Notwithstanding the foregoing, persons who requested a Fund Prospectus on or between June 10, 1998, and August 27, 1998, (as indicated on the Fund's records) were eligible open a new account directly with the Fund on or before September 30, 1998, subject to a minimum initial purchase of $100,000 for a Regular Account or $25,000 for an IRA, other tax deferred retirement account or an account established under the Uniform Gift to Minors Act. The subsequent minimum purchase for these accounts is $100.

Employees of Caldwell & Orkin, Inc. and their spouses and children, members of the Fund's Board of Directors and their spouses and children, and clients of Caldwell & Orkin, Inc. are not subject to any minimum initial investment requirement and may open new accounts directly with the Fund regardless of whether they are current shareholders.


The Fund is generally closed to both new and additional investment through Omnibus accounts (which includes discount brokerage accounts). However, shareholders of the Fund invested through Omnibus accounts, Financial Advisors that invest their client's assets in the Fund through Omnibus accounts and qualified defined contribution retirement plans that invest in the Fund through Omnibus accounts may reinvest dividends and capital gains using existing Omnibus accounts. In addition, Caldwell & Orkin, Inc. may invest assets of its current and future clients in the Fund through Omnibus accounts. Shareholders invested through Omnibus accounts may also open a direct account with the Fund.


Notwithstanding the foregoing restrictions, minimum purchase requirements and exceptions set forth above, the Fund may determine, in its sole discretion, to accept or reject any request to purchase shares of the Fund.

PURCHASING BY MAIL. Complete and sign your application, make a check payable to the CALDWELL & ORKIN MARKET OPPORTUNITY FUND and mail to:

                    Caldwell & Orkin Market Opportunity Fund
                       c/o Integrated Fund Services, Inc.
                                  P.O. Box 5354
                           Cincinnati, Ohio 45201-5354

FOR OVERNIGHT DELIVERY:


                    Caldwell & Orkin Market Opportunity Fund
                       c/o Integrated Fund Services, Inc.
                        221 East Fourth Street, Suite 300
                             Cincinnati, Ohio 45202
                                 (800) 467-7903


PURCHASING BY WIRE. Investors may purchase shares of the Fund by transmitting Federal Funds by bank wire to Integrated Fund Services, Inc. (the "Transfer Agent"). Federal Funds should be wired as follows:

                   Fifth Third Bank Cincinnati ABA #042000314
                    For Caldwell & Orkin FFC Acct. #713-76953
                      To: (Shareholder Name and Account #)

The funds received by the Transfer Agent will be forwarded to the Fund's Custodian. The Fund will not be responsible for delays in the wiring system. Instructions for new accounts should include the name, address and social security number or taxpayer identification number of each person in whose name the shares are to be registered and the name of the Fund.

The required application should be forwarded to the Transfer Agent. Please note that your bank may impose a charge for providing wire transfer services.

AUTOMATIC INVESTMENT PLAN. An Automatic Investment Plan is available for eligible purchases of Fund Shares by shareholders of the Fund who wish to automatically invest a specific amount of money on a regular basis after satisfying the initial purchase requirements. A shareholder may authorize the Transfer Agent to automatically debit his or her bank account on a monthly basis. Debits must be made in amounts of $100 or more and may be made on the 15th and/or last business day of the month. If the 15th falls on a weekend or holiday, the account will be debited on the previous business day. Shareholders may participate in the Automatic Investment Plan by completing the appropriate section of the Regular Account Application or the Automatic Investment Plan form. All requests to change or discontinue the Automatic Investment Plan must be received in writing fifteen (15) days prior to the next scheduled debit date. Requests to participate in the Automatic Investment Plan may be made by calling the Fund at (800) 467-7903.

PURCHASE BY EXCHANGE OF SECURITIES. The Board of Directors of Caldwell & Orkin has determined that it is in the best interest of the Fund to offer its shares, in lieu of cash payment, for securities approved by the Manager to be purchased by the Fund. This will enable an investor to purchase shares of the Fund by exchanging securities owned by the investor for shares of the Fund. The Directors believe that such a transaction can benefit the Fund by allowing it to acquire securities for its portfolio without paying brokerage commissions. For the same reason, the transaction may also be beneficial to investors. Securities will be exchanged for shares of any of the Funds all in the absolute discretion of the Manager. Cash equivalent securities may be contributed to the Fund in accordance with the wishes of the investor and the consent of the Manager. The exchange of securities in an investor's portfolio for shares of any of the Funds is treated for federal income tax purposes as a sale of such securities and the investor may, therefore, realize a taxable gain or loss.

The Fund shall not enter into such transactions, however, unless the securities to be exchanged for Fund shares are securities whose values are readily ascertainable and are readily marketable, comply with the investment policies of the Fund, are of the type and quality which would normally be purchased for the Fund's portfolio, are securities which the Fund would otherwise purchase, and are acquired for investment and not for immediate resale. The value of the Fund's shares used to purchase portfolio securities as stated herein will be determined at such time as the Fund next determines its net asset value. Such securities will be valued in accordance with the same procedure used in valuing the Fund's portfolio securities. (See the "Fund Determination of Net Asset Value.") If you wish to acquire the Fund's shares in exchange for securities you should contact at the address or telephone number shown on the cover page of the Prospectus. The Board of Directors of Caldwell & Orkin reserves the right to terminate this privilege at any time.

REDEMPTION OF SHARES

GENERAL. Shareholders may request redemption of their shares at any time by mail or telephone as provided below. In order to discourage short-term trading, shareholders will be charged a 2% redemption fee upon the redemption of Fund shares where the redemption occurs within a six-month period following the issuance of such shares. The redemption fee will be deducted from redemption proceeds and retained by the Fund for the benefit of the Fund's remaining shareholders. The redemption fee will not be paid to the Fund's Manager. No redemption fee will be charged upon the redemption of shares through Omnibus accounts of member firms of the NASD. Furthermore, no redemption fee will be charged upon the redemption of Fund shares acquired through reinvestment of dividends or distributions. In determining whether a redemption fee is payable and; if so, the amount of such fee, it will be assumed that shares held the longest period of time by a shareholder are the first to be redeemed. This redemption fee may be waived, modified or discontinued at any time or from time to time.

Payment will ordinarily be by check and mailed within three (3) business days of receipt of the proper notice of redemption, either by mail or telephone. Payment may also be wired to the shareholder's account if the procedures set forth below are satisfied. However, wire transfer fees will be subtracted from the amount of the redemption.

The value of shares redeemed may be more or less than their original cost, depending on the Fund's then current net asset value.

REDEMPTION BY MAIL. Shareholders may redeem shares of the Fund by submitting a written notice to the Transfer Agent. The written notice must include signatures of all record owners. If proceeds are to be sent to an address other than the address of record, wired, or sent to another party, the signatures must be guaranteed by a national bank, a bank that is a member of the Federal Reserve
System, or a member firm of any national or regional securities exchange. Signature guarantees cannot be provided by a notary public. The signatures must also be guaranteed if the shareholder requests redemption of $25,000 or more from his or her account. Certificates (if any) representing Fund shares being redeemed must be submitted with the redemption request for it to be honored.

Shareholders may also request to have the proceeds wired to a predesignated bank account. You must include with the written request the bank name, account number, and wiring instructions. The signatures must be guaranteed. The Fund may hold payment on the redemption of shares of the Fund until the check used to purchase the shares has been cleared for payment by the shareholder's bank. This process may take up to fifteen (15) days from the purchase date. If you opened an account by wire, you cannot redeem shares until your completed application is received.

REDEMPTION BY TELEPHONE. Shareholders who elected to establish telephone redemption privileges on their initial Account Application may redeem shares by calling Integrated Fund Services, Inc. (the "Transfer Agent") at (800) 467-7903 by 4:00 p.m. eastern time on any day the New York Stock Exchange is open for business.

If an account has more than one owner, the Transfer Agent may rely on the instructions of any one owner. Telephone redemption proceeds may be wired only if wiring instructions are provided on the initial Regular Account Application, on a Telephone Redemption Privileges form, or if wiring instructions are provided, signature guaranteed, at any other time.

Shareholders should be aware that a telephone redemption may be difficult to implement during periods of drastic economic or market changes. Should redeeming shareholders be unable to implement a telephone redemption during such periods, or for any other reason, they may give appropriate notice of redemption by mail. The Transfer Agent employs reasonable procedures in an effort to confirm the authenticity of telephone instructions. The Transfer Agent's records of telephone redemption are binding. By establishing telephone redemption privileges, you authorize the Transfer Agent to act upon any telephone instructions it believes to be genuine (1) to redeem shares from your account and (2) to mail the redemption proceeds. By utilizing telephone redemption privileges, the shareholder has agreed that neither the transfer agent nor the Fund will be liable for following instructions communicated by telephone that it reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine. As a result of this and other procedures, the investor may bear the risk of any loss in the event of such a transaction. However, if the Transfer Agent or the Fund fails to employ this and other established procedures, the Transfer Agent or the Fund may be liable.

Telephone redemption is not available for shares held in IRA accounts or if proceeds are to be sent to an address other than the address of record. Furthermore, if any shares being redeemed are represented by certificates, telephone redemption is not available. The Fund may modify or terminate its telephone redemption services at any time upon thirty (30) days' written notice to shareholders.

Shares may also be redeemed through member firms of the National Association of Securities Dealers, Inc. who may charge a reasonable transaction fee. Member firms of the NASD may telephone Integrated Fund Services, Inc. at (800) 467-7903 and place redemption orders on behalf of investors who carry their Fund investments through the member's account with the Fund.

The Board of Directors may determine, in the event that it would be detrimental to the remaining shareholders of the Fund to make payments in cash, that the Fund pay the redemption price by a distribution of readily marketable securities. For further details see "Redemption of Shares" in the Statement of Additional Information.

Due to the high cost of maintaining smaller accounts of shareholders who invest directly with the Fund, the Fund reserves the right to liquidate your account if, as a result of redemptions or transfers (but not required IRA distributions), your account's balance falls below the minimum investment that was required when your account was opened. With certain exceptions, the minimum investment requirements for accounts opened on or prior to June 10, 1998 were $10,000 for Regular Accounts and $2,000 for an IRA, other tax deferred retirement account or an account established under the Uniform Gift to Minors Act. For accounts opened after June 10, 1998, the minimum investment requirements were generally $100,000 for Regular Accounts and $25,000 for an IRA, other tax deferred retirement account or an account established under the Uniform Gift to Minors Act.

In such a case, the Fund will notify you that you have sixty (60) days to make an additional investment to bring the account balance up to at least the minimum level of investment that was required when the account was opened. If your account is not increased to the required level at the end of this sixty-day cure period then the Fund may, at its discretion, liquidate the account.

In order to reduce the cost of account turnover to shareholders, a redemption fee of 2% of the value of the shares to be redeemed will be imposed on accounts of shareholders who have held their shares for less than six months. These fees will be retained by the Fund for the benefit of the remaining shareholders and will not be paid to the Manager.

TELEPHONE PURCHASES AND REDEMPTIONS FOR SECURITIES FIRMS

The following purchase and redemption telephone procedures have been established by the Fund for investors who purchased Fund shares through member firms of the NASD who have accounts with the Fund for the benefit of their clients. Such NASD members will be responsible for crediting the investor's account at the NASD member with the amount of purchase or redemption.

NASD member firms may charge a reasonable transaction fee for providing this service. Such fees are established by each NASD member acting independently from the Fund and neither the Fund nor the Distributor receives any part of such fees. Such handling fees may be avoided by investing directly with the Fund through the Distributor. Member firms of the NASD may telephone Integrated Fund Services, Inc. at (800) 467-7903 and place purchase and redemption orders on behalf of investors who carry their Fund investments through the member's account with the Fund.

PURCHASES   BY   TELEPHONE.   If  the  Fund   reopens  to   investment   through
broker-dealers, shares shall be purchased at the next determined net asset value. Payment for shares purchased through an NASD member firm must be received from the NASD member firm by the Fund's Custodian by wire no later than the third business day following the purchase order. If payment for any purchase order in not received on or before the third business day, the order is subject to cancellation by the Fund, and the NASD member firm's account with the Fund will immediately be charged for any loss.

REDEMPTION BY TELEPHONE. The redemption price is the net asset value next determined after the receipt of the redemption request by the Transfer Agent. Shares purchased by telephone may not be redeemed until after the Fund has received good payment.

By electing telephone purchase and redemption privileges, NASD member firms, on behalf of themselves and their clients, agree that neither the Fund, the Distributor nor the Transfer Agent shall be liable for following instructions communicated by telephone and reasonably believed to be genuine. The Fund and its agents provide written confirmations of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine. In addition, all telephone transactions with the Transfer Agent are recorded. As a result of these and other policies, the NASD member firms may bear the risk of any loss in the event of such a transaction. However, if the Transfer Agent or the Fund fails to employ this and other established procedures, the Transfer Agent or the Fund may be liable. The Fund reserves the right to modify or terminate these telephone privileges at any time.

The right to redeem shares or to receive payment with respect to any such redemptions may be suspended for more than seven days only for periods during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such Exchange is closed (other than customary weekend and holiday closings), or any period during which an emergency exists, as defined by the Securities and Exchange Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund.

The Fund has made an election with the Securities and Exchange Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board of Directors may deem advisable; however, payment will be made wholly in cash unless the Board of Directors believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Determination of Net Asset Value" and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.

The Fund will generally first sell any cash equivalent securities it holds to meet redemptions and, to the extent these proceeds are insufficient to meet redemptions, the Fund will sell other portfolio securities at the discretion of the Manager. See "Redemption of Shares" in the Prospectus.

The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.

SHAREHOLDER SERVICES

The Fund offers the following shareholder services designed to facilitate investment in its shares.

INVESTMENT ACCOUNT. Each shareholder who purchases shares directly from the Distributor has an Investment Account and will receive statements from the Fund's Transfer Agent quarterly and after each transaction showing the cumulative activity in the account since the beginning of the year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTION. Unless specific instructions are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will automatically be reinvested in additional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund, without sales charge, as of the close of business on the ex-dividend date of the dividend or distribution. Shareholders may elect in writing to receive either their income dividends or capital gains distributions, or both, in cash, in which event payment will be mailed on the payment date.

Shareholders may, at any time, notify the Transfer Agent in writing that they no longer wish to have their dividends and/or distributions reinvested in shares of the Fund or vice versa and, commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected.

AUTOMATED TELEPHONE ACCESS TO FUND INFORMATION. The Fund's current closing net asset value (NAV) is available 24 hours a day, 7 days a week from any touch-tone telephone by calling (800) 467-7903. Additionally, shareholders who purchase Fund shares directly from the Distributor can also obtain their account value, share balance, recent transaction information, distribution information and request a fax of their account statement by calling (800) 467-7903.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS. The Fund intends to distribute all of its net investment income and net realized long- and short- term capital gains, if any, to its shareholders at least annually after the close of the Fund's fiscal year. See "Shareholder Services - Reinvestment of Dividends and Capital Gains Distributions" for information concerning the manner in which dividends and
distributions   may  be   automatically   reinvested  in  shares  of  the  Fund.
Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders as discussed below whether they are reinvested in shares of the Fund or received in cash.


TAXES. Tax Treatment at the Fund Level - The Fund intends to elect, as it has done previously, to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If it qualifies, the Fund will not be subject to federal income tax for its net ordinary income and net realized capital gains which it distributes to shareholders.

In order to preserve its tax status under Subchapter M of the Code, the Fund must comply with certain requirements. If it fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year-end, plus any undistributed amount from prior years. The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.

Tax  Treatment  at  the   Shareholder   Level  -  Dividends  and  Capital  Gains
Distributions. The following discussion on dividends and capital gains distributions pertains to non-tax-exempt investors. Dividends paid by the Fund from its ordinary income, and distributions of the Fund's net realized short-term capital gains, are taxable to you as ordinary income. Distributions from the Fund's net realized long-term capital gains are taxable as long-term capital gains regardless of the length of time you have owned the shares. Ordinary income dividends may be eligible for the 70% dividends received deduction allowed to corporations under the Code, if certain requirements are met.

Any capital gains or losses realized by the Fund that are derived from short sale activity will generally be considered short-term capital gains or losses for income tax purposes, regardless of how long the short position was maintained in the Fund's portfolio.

When income dividends or capital gains distributions are paid to shareholders, the Fund's net asset value per share is reduced automatically by the amount paid. If the net asset value per share is reduced below your cost basis as a result, the distribution might still be taxable to you as ordinary income or capital gain (as the case may be), although in effect it represents a return of invested capital. For this reason, you should generally avoid purchasing shares immediately prior to a distribution date.

Redemptions. If you redeem Fund shares, you will generally realize a capital gain or loss equal to the difference between the redemption price and the adjusted cost basis of the shares redeemed. If the redemption is in-kind, gain or loss will be measured by the difference between the fair market value of securities received and the adjusted cost basis of the shares redeemed.

Capital gains or losses generally will constitute short-term capital gains or losses if the shares redeemed were held for twelve months or less, and long-term capital gains or losses if the shares redeemed were held for more than twelve months. If, however, shares of the Fund were redeemed within six months of their purchase, and if a long-term capital gain distribution was paid with respect to those shares during that six-month holding period, then any loss realized will be treated as a long-term capital loss to the extent of the long-term capital gain distribution.

Income dividends and capital gains distributions are taxable in the manner described above regardless of whether they are received in cash or automatically reinvested in additional shares. If the Fund pays a distribution in January which was declared in the previous October, November or December, then such dividend or distribution will be treated and will be taxable as if it were paid on December 31 of the year it was declared. You will receive a Form 1099 annually detailing the amount and nature of income and capital gains to assist you in reporting the distributions on your federal income tax return.

Under certain provisions of the Code, some shareholders may be subject to 31% withholding on reportable dividends, capital gains distributions and redemption payments ("back-up withholding"). Generally, shareholders subject to back-up withholding will be those for whom a taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, you must certify under penalty of perjury that the number is correct and that you are not otherwise subject to back-up withholding. A shareholder may also be subject to backup withholding if the Internal Revenue Service or a broker notifies the Fund that the shareholder is subject to backup withholding.

Dividends from ordinary income and distributions of net realized short-term capital gains paid to non-resident aliens will be subject to a 30% United States withholding tax under existing provisions of the Code, unless a reduced rate or exemptions apply under applicable treaty laws. Non-U.S. residents are urged to consult their own tax advisors about the applicability of the United States withholding tax.

Conclusion - The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations and is generally focused on the consequences to non-tax-exempt investors. The Code and Treasury provisions are subject to change by legislative, judicial or administrative action. For a full, updated discussion, consult the Code and applicable Treasury regulations.


The discussion above does not address any particular tax considerations you might have. For example, dividends and capital gains distributions may also be subject to state and local taxes, and foreign investors may be subject to applicable foreign taxes. You are urged to consult your tax advisors as to the particular tax consequences of the acquisition, ownership and disposition of shares of the Fund, including the application of state, local and foreign tax laws and possible future changes in federal tax laws.


PERFORMANCE INFORMATION

As stated in the Prospectus, from time to time the Fund may provide its total return in advertisements, sales literature or reports, and other communications to shareholders and Financial Advisors. The Fund's total return is calculated based on the Fund's change in net asset value per share between the beginning and end of the period shown and assumes reinvestment of the Fund's dividend and capital gains distributions during the period.

Total return figures will be computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                                  P(1+T)n = ERV
               Where P = a hypothetical initial payment of $10,000
                         T = average annual total return
                               N = number of years
              ERV = Ending Redeemable Value of hypothetical $10,000
        payment at the beginning of the 1, 5, 10 years (or other) periods at end of the 1, 5, or 10 (or other periods (or fractional thereof));

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. The Fund's net investment income changes in response to fluctuations in interest rates, dividends declared and the expenses of the Fund.


The following table provides the average annual rates of return for the Caldwell & Orkin Market Opportunity Fund from its inception through April 30, 2001. These rates of return are net of all expenses and assume all dividends and distributions by the Market Opportunity Fund have been reinvested on the reinvestment dates during each period. In addition, all recurring fees charged to all shareholder accounts are included.

          1 Year  (May 1, 2000 - April 30, 2001)               11.43%
          3 Years (May 1, 1998 - April 30, 2001)                9.99%
          5 Years (May 1, 1996 - April 30, 2001)               15.58%
          10 Years (May 1, 1991 - April 30, 2001)              14.83%



Based on the rates of return listed above, you could have expected the following redeemable values on a $10,000 investment assuming reinvestment of all dividends and capital gains and redemption at the end of each time period:

                                                        Value           Return


          1 Year  (May 1, 2000 - April 30, 2001)        $11,143         $1,143
          3 Years (May 1, 1998 - April 30, 2001)        $13,306         $3,306
          5 Years (May 1, 1996 - April 30, 2001)        $20,624        $10,624
          10 Years  (May 1, 1991 - April 30, 2001)      $39,864        $29,864


Effective August 24, 1992, the Market Opportunity Fund changed investment objectives to capital growth and capital preservation through active investment selection and allocation. Prior to that time, the Fund's objective was to obtain, in a passive way, a long-term total return (capital growth plus income) reflecting the performance of the 100 largest industrial common stocks listed on the NASDAQ National Market System by investing, with limited exceptions, in those 100 stocks.

The following table provides the average annual rates of return for the Market Opportunity Fund from August 24, 1992, the date on which the Market Opportunity Fund changed its investment objectives and policies, through April 30, 2001. These rates of return are net of all expenses and assume all dividends and distributions by the Market Opportunity Fund have been reinvested on the reinvestment dates during each period. In addition, all recurring fees charged to all shareholder accounts are included.

         1 Year  (May 1, 2000 - April 30, 2001)                         11.43%
         3 Years (May 1, 1998 - April 30, 2001)                          9.99%
         5 Years (May 1, 1996 - April 30, 2001)                         15.58%
         8.7 Years (since commencement of active management style)
                   (August 24, 1992 - April 30, 2001)                    16.42%


Based on the rates of return listed above, you could have expected the following redeemable values on a $10,000 investment assuming reinvestment of all dividends and capital gains and redemption at the end of each time period:

                                                                          Value             Return


     1 Year  (May 1, 2000 - April 30, 2001)                              $11,143             $1,143
     3 Years (May 1, 1998 - April 30, 2001)                              $13,306             $3,306
     5 Years (May 1, 1996 - April 30, 2001)                              $20,624            $10,624
     8.7 Years (since commencement of active management style)
              (August 24, 1992 - April 30, 2001)                         $37,466            $27,466


There may be a time when the Fund advertises its "yield." Yield figures are based on historical earnings and, like the rate of return, are not intended to indicate future performance. The yield of the Fund refers to the income generated by an investment in the Fund over a thirty-day (or one month) period (which period will be stated in the advertisement). The yield for any 30-day (or one month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one month) yield in accordance with a formula prescribed by the Securities Exchange Commission. The Fund may also advertise in terms of sales literature an "actual distribution" which is computed in the same manner as yield except that actual income dividends declared per share during the period in question is substituted for net investment income per share. The Fund's yield will only be advertised when accompanied by the Fund's total return.

The Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time.

GENERAL INFORMATION

DESCRIPTION OF SHARES. Caldwell & Orkin Funds, Inc. was incorporated under Maryland law on August 15, 1989. It has an authorized capital of 45,000,000 shares of Common Stock, par value $0.10 per share, 30,000,000 shares of which have been classified as shares of Market Opportunity Fund common stock. The Board of Directors has the power to authorize and issue additional classes of stock, without stockholder approval, by classifying or reclassifying unissued stock, subject to the requirements of the Act. In the event of liquidation, each share of Common Stock is entitled to a pro rata portion of the particular Fund's assets after payment of debts and expenses. Shareholders of each Fund are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. In addition, Shareholders have the right to remove Directors. The Funds do not intend to hold meetings of shareholders in any year in which the Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent auditors. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive or conversion rights.

INDEMNIFICATION OF OFFICERS AND DIRECTORS. A Director or Officer of Caldwell & Orkin shall not be liable to the Fund or its shareholders for monetary damages. See the Article of Incorporation and Bylaws on file with the Securities and Exchange Commission for the full text of these provisions.


PRINCIPAL SHAREHOLDERS. As of July 31, 2001, the following entities were known by the Market Opportunity Fund to be record and beneficial owners of five percent or more of the outstanding stock of the Market Opportunity Fund:


      Name and Address of
      Beneficial Owner                      Number of Shares    Percent of Class
      ----------------                      ----------------    ----------------


      Charles Schwab & Co., Inc.               3,551,240.373         30.20%
      101 Montgomery Street
      San Francisco, California  94104


      National Investor Services Corp.           623,668.537          5.30%
      55 Water Street
      New York, NY  10041


As of July 31, 2001, the Officers and Directors of Caldwell & Orkin and the Manager, as a group, own 2.51% of the outstanding shares of the Fund.


INDEPENDENT AUDITORS. Tait, Weller & Baker has been selected as the independent accountants of the Fund. The independent accountants are responsible for auditing the financial statements of the Fund.


CUSTODIAN. Bank One Trust Company, N.A., the principal address of which is 100 East Broad Street, 9th Floor, Columbus, Ohio 43271-0192 acts as Custodian of the Fund's assets. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the delivery of securities and collecting interest on the Fund's investments.


TRANSFER, REDEMPTION, AND DIVIDEND DISBURSING AGENT. Integrated Fund Services, Inc., P.O. Box 5354, Cincinnati, OH 45201-5354, acts as the Fund's Transfer, Redemption and Dividend Disbursing Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the operating, maintenance and servicing of shareholder accounts.

LEGAL COUNSEL. Kilpatrick Stockton LLP has been selected as counsel for the Fund. Kilpatrick Stockton LLP will pass on legal matters for the Fund in connection with the offering of its shares. Kilpatrick Stockton LLP also represents the Manager and would represent the Manager in the event of a dispute between the Manager and the Fund.

DISTRIBUTOR. IFS Fund Distributors, Inc., P.O. Box 5354, Cincinnati, OH 45201-5354, is the Fund's Distributor. The Distributor is primarily responsible for the distribution of Fund shares.

REPORTS TO SHAREHOLDERS. The fiscal year of the Fund ends on April 30 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An Annual Report, containing financial statements audited by independent auditors, is sent to shareholders each year.

ADDITIONAL INFORMATION. The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which Caldwell & Orkin has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, to which reference is hereby made.

AUTOMATED TELEPHONE ACCESS TO FUND INFORMATION. The Fund's current closing net asset value (NAV) is available 24 hours a day, 7 days a week from any touch-tone telephone by calling (800) 467-7903. Additionally, shareholders who purchase Fund shares directly from the Distributor can also obtain their account value, share balance, recent transaction information, distribution information and request a fax of their account statement by calling (800) 467-7903.

FINANCIAL STATEMENTS AND INDEPENDENT ACCOUNTANTS' REPORT. The financial statements of the Market Opportunity Fund for the fiscal year ended April 30, 2001 were audited by Tait, Weller & Baker, the Fund's independent accountants, and are incorporated by reference from the Market Opportunity Fund's 2001 Annual Report to Shareholders. A copy of such report accompanies this Statement of Additional Information. Additional copies are available, without charge, by calling the Fund.

                                   APPENDIX A

                      Ratings of Corporate Debt Obligations

                     The characteristics of debt obligations
                   rated by Moody's are generally as follows:

Aaa - Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A - Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                     The characteristics of debt obligations
              rated by Standard & Poor's are generally as follows:

AAA - An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA - An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C - A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D - An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus(-) - The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are-not addressed in the credit rating.

N.R. - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.
>
A bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

                           Ratings of Commercial Paper


The Fund's purchases of commercial paper are limited to those instruments rated A-1 or A-2 by Standard & Poor's or Prime- 1 or Prime-2 by Moody's - the highest commercial paper ratings assigned by the respective ratings services. Descriptions of the ratings follow:

A-1 - A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

Prime-1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

A commercial paper rating is not a recommendation to purchase, sell or hold a particular instrument, inasmuch as it does not comment as to market price or suitability for a particular investment.

PART C.  OTHER INFORMATION

Financial Statements

FINANCIAL STATEMENTS OF THE MARKET OPPORTUNITY FUND INCORPORATED BY REFERENCE IN PART B:


Annual Report to Shareholders for year ended April 30, 2001:


         Independent Accountants' Report

         Schedule of Investments
         Statement of Assets and Liabilities
         Statement of Operations
         Statements of Changes in Net Assets

         Financial Highlights
         Notes to Financial Statements

Item 23.  Exhibits:

Exhibit Number
-------

A.       Amended  and  Restated   Articles  of   Incorporation   of  Registrant,
         incorporated by reference from PEA No. 2 filed June 25, 1992.

A.1. Articles of Amendment, incorporated by reference from PEA No. 8 filed August 25, 1996.

B. By-Laws of Registrant, incorporated by reference from Pre-effective Amendment No. 1 filed August 8, 1990.

C.       None.

D. Management Agreement between the Market Opportunity Fund of Registrant and C & O Funds Advisor, Inc. dated August 20, 1992, incorporated by reference from PEA No. 3 filed August 21, 1992.

E. Distribution Agreement between Registrant and CW Fund Distributors, Inc. (now IFS Fund Distributors, Inc.), dated December 31, 1998, incorporated by reference from PEA No. 13 filed June 30, 1999.

F.       None.

G.1.     Custodian  Agreement  between and Bank One Trust  Company,  N.A.  dated
         September 5, 1990, incorporated by reference from PEA No. 2 filed December 24, 1990.

G.2. First Amendment to Custodian Agreement between Registrant and Bank One Trust Company, N.A., incorporated by reference from PEA No. 3 filed August 21, 1992.


G.3. Agreement for Prime Brokerage Clearance Services between ABN AMRO, Inc. (formerly Furman Selz LLC) and Caldwell & Orkin, Inc., dated March 22, 1996, incorporated by reference from PEA No. 13 filed June 30, 1999.

G.4. Agreement for Prime Brokerage Clearance Services between Merrill Lynch Pierce Fenner and Smith, and Caldwell & Orkin, Inc., dated May 1, 1998, incorporated by reference from PEA No. 13 filed June 30, 1999.

G.5. Form of Special Custody Account Agreement by and among Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bank One Trust Company, N.A. and Registrant, incorporated by reference from PEA No. 16 filed September 1, 1999.

G.6.     Special Custody Account Agreement dated February 14, 2000, by and among
         Bank  One  Trust  Company,   N.A.,  Registrant  and  ING  Barings  LLC,
         incorporated by reference from PEA No. 17 filed August 29, 2000.


H.1. Transfer Agency Agreement between Registrant and MGF Services Corp. (aka Integrated Fund Services, Inc.) dated March 3, 1995, incorporated by reference from PEA No. 3 filed August 21, 1992.

H.2. Agreement between Registrant and Caldwell & Orkin, Inc. dated August 20, 1992, incorporated by reference from PEA No. 2 filed June 25, 1992.

H.3. Distribution Plan of Market Opportunity Fund of the Registrant, incorporated by reference from initial registration statement filed May 30, 1990.

H.4. Form of Distribution Plan Sub-Agreement, incorporated by reference from initial registration statement filed May 30, 1990.

H.5. Schedule for Computation of performance quotation, incorporated by reference from PEA No. 3 filed August 21, 1992.

H.6 Power of Attorney appointing H. Eugene Caldwell and Michael B. Orkin (see Signature Page to this Amendment), incorporated by reference from PEA No. 6 filed August 29, 1994.


H.7.     Power  of  Attorney  appointing  Michael  B.  Orkin,   incorporated  by
         reference from PEA No. 17 filed August 29, 2000.


I. Opinion and consent of counsel, as to legality of shares, incorporated by reference from PEA No. 3 filed August 21, 1992.

J.       Consent of Tait, Weller & Baker

K.       None.

L.       Agreement  concerning initial capital of Registrant (Market Opportunity
         Fund), incorporated by reference from initial registration statement filed May 30, 1990.

M.       None.

N.       None.

O.       None.


P. Code of Ethics, incorporated by reference from PEA No. 17 filed August 29, 2000.


Item 24. Persons Controlled by or under Common Control with Registrant.

The Fund's Manager, C & O Funds Advisor, Inc., a Georgia corporation, is a wholly-owned subsidiary of, and may be deemed to be controlled by, Caldwell & Orkin, Inc., which is also a Georgia corporation.

Item 25. Indemnification.

Section 2-418 of the General Corporation Law of the State of Maryland, Article VI of Registrant's Charter filed as Exhibit 1, Article VII of Registrant's By-Laws filed as Exhibit 2, and the Distribution Agreement filed as Exhibit 6 provide, or will provide, for indemnification.

Registrant's Articles of Incorporation (Article VI) provide that Registrant shall indemnify its Directors and Officers to the fullest extent permitted by law.

Registrant's By-laws (Article VII, Section 1) provide that Registrant shall indemnify any Director and/or Officer who was or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a Director or Officer of Registrant, or is or was serving at the request of Registrant as a Director or Officer of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding to the maximum extent permitted by law.

With respect to indemnification of officers and directors, Section 2-418 of the Maryland General Corporation Law provides that a corporation may indemnify any Director who is made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of Registrant) by reason of service in that capacity, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement and expenses actually and reasonably incurred by him in connection with such action, suit or proceeding unless (1) it is established that the act or omission of the Director was material to the matter giving rise to the proceeding, and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; or (2) the Director actually received an improper personal benefit of money, property, or services; or (3) in the case of any criminal action or proceeding, had reasonable cause to believe that the act or omission was unlawful. A court of appropriate jurisdiction may, however, except in proceedings by or in the right of Registrant or in which liability has been adjudged by reason of the person receiving an improper personal benefit, order such indemnification as the court shall deem proper if it determines that the Director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the Director has met the requisite standard of conduct. Under Section 2-418, Registrant may also indemnify Officers, employees and agents of Registrant who are not Directors to the same extent that it shall indemnify Directors and Officers, and to such further extent, consistent with law, as may be provided by general or specific action of the Board of Directors or contract. Pursuant to Section 2-418 of the Maryland General Corporation Law, the termination of any proceeding by judgment, order or settlement does not create a presumption that the person did not meet the requisite standard of conduct required by Section 2-418. The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the person did not meet the requisite standard of conduct.

Reference  is also made to  Section  9 of the  Distribution  Agreement  filed as
Exhibit  6  to  this  Registration  Statement.  Section  9 of  the  Distribution
Agreement provides that Registrant, subject to certain conditions and limitations, shall indemnify, defend and hold harmless the Underwriter, its officers and directors and any person who controls the Underwriter within the meaning of the Securities Act of 1933 from and against any and all claims, demands, liabilities and expenses which they may incur under the Federal securities laws, the common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement or any related Prospectus and/or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

Reference  is also  made to  Article  IV of the  Management  Agreement  filed as
Exhibit 5 to this Registration Statement. Article IV provides that the Manager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Registrant, except for willful misfeasance, bad faith or from negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Management Agreement.

The Registrant may purchase insurance on behalf of an Officer or Director protecting such person to the full extent permitted under the General Laws of the State of Maryland, from liability arising from his activities as Officer or Director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any Officer or Director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its shareholders to which such Officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, reckless disregard of the duties involved in the conduct of his office, active or deliberate dishonesty, receipt of an improper personal benefit, or in the case of a criminal proceeding that such person had reasonable cause to believe the act or omission was unlawful. The corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section. Insurance or similar protection may also be provided by a subsidiary or affiliate of the corporation.

Item 26.  Business and Other Connections of Investment Advisor


None.

Item 27.  Principal Underwriters.

a.       None.


b. Set forth below is information concerning each director and officer of the Distributor. The principal business address of the Distributor and each such person is 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202 (513) 362-8000.




                 [(1)                                     (2)                                    (3)
                                                 Position and Offices                   Positions and Offices
                 Name                              with Underwriter                        with Registrant
                 ----                              ----------------                        ---------------
William F. Ledwin                                      Director                                 None
Jill T. McGruder                                       Director                                 None
Scott A. Englehart                                     President                                None
Maryellen Peretzky                             Senior VP, CAO, Secretary                        None
Terrie A. Wiedenheft                         Senior VP, CFO and Treasurer                       None
Tina D. Hosking                              VP and Assoc. General Counsel                      None
Roy E. Rogers                                    VP - Client Relations                          None
Jeffrey G. Rutowski                          VP - Transfer Agent Services                       None



Item 28.  Location of Accounts and Records.

Registrant maintains the records required to be maintained by it under Rules 31a-1(a), 31a-1(b) and 31a-2(a) under the Investment Company Act of 1940 at its principal executive offices at 6200 The Corners Parkway, Suite 150, Norcross, Georgia, 30092, except for those records that may be maintained pursuant to Rule 31a-3 at the offices of Registrant's Custodian, Bank One Trust Company, N.A., 100 East Broad Street, 9th Floor, Columbus, Ohio 43271-0192, and Transfer Agent, Integrated Fund Services, Inc., 221 East Fourth Street, Suite 300, Cincinnati, OH 45202.

Item 29.  Management Services.

None.

Item 30.  Undertakings.


None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under 485(b) of the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Norcross, and State of Georgia, on the 28th day of August, 2001.


                                               THE CALDWELL & ORKIN FUNDS, INC.
                                               (Registrant)


                                               By:  /s/ Michael B. Orkin
                                                  ------------------------
                                                        Michael B. Orkin
                                                        President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:


Signature                                Title                                  Date
--------                                 ----                                   ----

/s/ Michael B. Orkin                     Chairman, Director and President       August 28, 2001
Michael B. Orkin

/s/ David L. Eager*                      Director                               August 28, 2001
David L. Eager

/s/ Henry H. Porter, Jr.*                Director                               August 28, 2001
Henry H. Porter, Jr.

/s/ Frederick T. Blumer*                 Director                               August 28, 2001
Frederick T. Blumer

/s/ Randall P. Martin*                   Director                               August 28, 2001
Randall P. Martin

By:  /s/ Michael B. Orkin                *Attorney-in-Fact                      August 28, 2001
Michael B. Orkin


* Executed by Michael B. Orkin as Attorney-in-Fact

INDEX TO EXHIBITS

A.       Amended  and  Restated   Articles  of   Incorporation   of  Registrant,
         incorporated by reference from PEA No. 2 filed June 25, 1992.

A.1. Articles of Amendment, incorporated by reference from PEA No. 8 filed August 25, 1996.

B. By-Laws of Registrant, incorporated by reference from PEA No. 17 filed August 29, 2000.

C.       None.

D. Management Agreement between the Market Opportunity Fund of Registrant and C & O Funds Advisor, Inc. dated August 20, 1992, incorporated by reference from PEA No. 3 filed August 21, 1992.

E. Distribution Agreement between Registrant and CW Fund Distributors, Inc. (now IFS Fund Distributors, Inc.), dated December 31, 1998, incorporated by reference from PEA No. 13 filed June 30, 1999.

F.       None.

G.1.     Custodian  Agreement  between and Bank One Trust  Company,  N.A.  dated
         September 5, 1990, incorporated by reference from PEA No. 2 filed December 24, 1990.

G.2. First Amendment to Custodian Agreement between Registrant and Bank One Trust Company, N.A., incorporated by reference from PEA No. 3 filed August 21, 1992.

G.3. Agreement for Prime Brokerage Clearance Services between ABN AMRO, Inc. (formerly Furman Selz LLC) and Caldwell & Orkin, Inc., dated March 22, 1996, incorporated by reference from PEA No. 13 filed June 30, 1999.

G.4. Agreement for Prime Brokerage Clearance Services between Merrill Lynch Pierce Fenner and Smith, and Caldwell & Orkin, Inc., dated May 1, 1998, incorporated by reference from PEA No. 13 filed June 30, 1999.

G.5. Form of Special Custody Account Agreement by and among Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bank One Trust Company, N.A. and Registrant, incorporated by reference from PEA No. 16 filed September 1, 1999.

G.6. Special Custody Account Agreement dated February 14, 2000, by and among Bank One Trust Company, N.A., Registrant, and ING Barings LLC, incorporated by reference from PEA No. 17 filed August 29, 2000.

H.1. Transfer Agency Agreement between Registrant and MGF Services Corp. (aka Integrated Fund Services, Inc.) dated March 3, 1995, incorporated by reference from PEA No. 3 filed August 21, 1992.

H.2. Agreement between Registrant and Caldwell & Orkin, Inc. dated August 20, 1992, incorporated by reference from PEA No. 2 filed June 25, 1992.

H.3. Distribution Plan of Market Opportunity Fund of the Registrant, incorporated by reference from initial registration statement filed May 30, 1990.

H.4. Form of Distribution Plan Sub-Agreement, incorporated by reference from initial registration statement filed May 30, 1990.

H.5. Schedule for Computation of performance quotation, incorporated by reference from PEA No. 3 filed August 21, 1992.

H.6 Power of Attorney appointing H. Eugene Caldwell and Michael B. Orkin (see Signature Page to this Amendment), incorporated by reference from PEA No. 6 filed August 29, 1994.

H.7.     Power  of  Attorney  appointing  Michael  B.  Orkin,   incorporated  by
         reference from PEA No. 17 filed August 29, 2000.

I. Opinion and consent of counsel, as to legality of shares, incorporated by reference from PEA No. 3 filed August 21, 1992.

J.       Consent of Tait, Weller & Baker

K.       None.

L.       Agreement  concerning initial capital of Registrant (Market Opportunity
         Fund), incorporated by reference from initial registration statement filed May 30, 1990.

M.       None.

N.       None.

O.       None.

P. Code of Ethics, incorporated by reference from PEA No. 17 filed August 29, 2000.